As filed with the Securities and Exchange Commission on January 22, 2013

Securities Act File No. 333-185542

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 3

Post-Effective Amendment No.

ING MUTUAL FUNDS

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Suite 100, Arizona 85258-2034

(Address of Principal Executive Offices) (Zip Code)

1-800-262-3862

(Registrant’s Area Code and Telephone Number)

Huey P. Falgout
ING U.S. Legal Services
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034

(Name and Address of Agent for Service)

With copies to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter be effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ING INTERNATIONAL VALUE CHOICE FUND
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180

January 25, 2013

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of ING International Value Choice Fund (“International Value Choice Fund”).  The Special Meeting is scheduled for 10:00 A.M., Local time, on March 14, 2013, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders of International Value Choice Fund will be asked to vote on the proposed reorganization (the “Reorganization”) of International Value Choice Fund with and into ING International Value Equity Fund (formerly, ING Global Value Choice Fund) (“International Value Equity Fund”) (together with International Value Choice Fund, the “Funds”, each a “Fund”).  Each Fund is a member of the mutual fund group called the “ING Funds.”  The consummation of the Reorganization is subject to both approval of the Reorganization by shareholders of International Value Choice Fund and approval by shareholders of International Value Equity Fund of a separate proposal to approve a “permanent” sub-advisory agreement with ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”) regarding International Value Equity Fund.

In addition, shareholders will be asked to approve a new sub-advisory agreement for International Value Choice Fund with ING IM.  ING IM currently serves as the sub-adviser to International Value Choice Fund under an interim sub-advisory agreement between ING Investments, LLC (“ING Investments”), International Value Choice Fund’s investment adviser, and ING IM.  This interim sub-advisory agreement is not scheduled to terminate until after the anticipated closing date for the proposed Reorganization.  Shareholders are being asked to approve this “permanent” sub-advisory agreement for ING IM to serve beyond the interim period in the event shareholders do not approve the Reorganization.  Since sub-advisory fees are paid by ING Investments, and not International Value Choice Fund, the appointment of ING IM as “permanent” Sub-Adviser would not increase the fees paid by the Fund or indirectly by its shareholders.

If the Reorganization is approved by shareholders, you will become a shareholder of International Value Equity Fund beginning on the date that the Reorganization occurs.  The Reorganization would provide shareholders with an opportunity to participate in a larger combined fund with substantially identical management and principal investment strategies.

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement/Prospectus. The Proposals are discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully.  After careful consideration, the Board has concluded that the Reorganization is in the best interests of International Value Choice Fund and its shareholders and recommends that you vote “FOR” the Reorganization.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote.  It is important that your vote be received no later than March 13, 2013.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF
ING INTERNATIONAL VALUE CHOICE FUND

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180

Scheduled for March 14, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING International Value Choice Fund (“International Value Choice Fund”) is scheduled for 10:00 A.M., Local time on March 14, 2013 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, International Value Choice Fund’s shareholders will be asked:

1.              To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between International Value Choice Fund and ING International Value Equity Fund (formerly, ING Global Value Choice Fund) (“International Value Equity Fund”), providing for the reorganization of International Value Choice Fund with and into International Value Equity Fund (the “Reorganization”);

2.              To approve a new sub-advisory agreement between ING Investments, LLC (“ING Investments” or “Adviser”), the investment adviser to International Value Choice Fund, and ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), International Value Choice Fund’s current interim sub-adviser and proposed sub-adviser (together with the Reorganization, the “Proposals”); and

3.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the Proposals to be placed before the Special Meeting.

The Board of Trustees has concluded that the Proposals are in the best interests of International Value Choice Fund and its shareholders and recommends that you vote “FOR” the Proposals.

Shareholders of record as of the close of business on December 14, 2012, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof.  Your attention is called to the accompanying Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than March 13, 2013, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot by giving written notice of revocation to International Value Choice Fund or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary
January 25, 2013

2

PROXY STATEMENT/PROSPECTUS

January 25, 2013

PROXY STATEMENT FOR:

ING INTERNATIONAL VALUE CHOICE FUND
(A series of ING Mutual Funds)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180

Special Meeting of Shareholders
of ING International Value Choice Fund
Scheduled for March 14, 2013

PROSPECTUS FOR:

ING INTERNATIONAL VALUE EQUITY FUND (FORMERLY, ING GLOBAL VALUE CHOICE FUND)
(A series of ING Mutual Funds)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-992-0180

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on March 14, 2013

This Proxy Statement/Prospectus and Notice of Special Meeting are available at: www.proxyvote.com/ing

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

3

TABLE OF CONTENTS

INTRODUCTION	1
What’s happening?	1
Why did you send me this booklet?	2
What proposals will be considered at the Special Meeting?	2
Who is eligible to vote?	2
How do I vote?	2
How does the Board recommend that I vote?	3
When and where will the Special Meeting be held?	3
How can I obtain more information about the Funds?	3
SUMMARY OF THE PROPOSALS	3
The Proposed Reorganization	3
The Proposed Sub-Advisory Agreement	4
PROPOSAL ONE — APPROVAL OF THE REORGANIZATION	5
What is the proposed Reorganization?	5
Why is a Reorganization proposed?	5
How do the Investment Objectives compare?	5
How do the fees and expenses compare?	5
Shareholder Fees	5
Annual Fund Operating Expenses	6
Expense Examples $	7
The examples reflect applicable expense limitations agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-year period.	8
How do the Principal Investment Strategies compare?	8
How do the Principal Risks of Investing in the Funds compare?	11
How does International Value Choice Fund’s Performance compare to International Value Equity Fund?	13
ING IM’s Performance on a Substantially Similarly Managed Fund and the Performance of ING International Value Choice Fund	15
How does the Management of the Funds compare?	17
Additional Information about the Reorganization	20
What is the Board’s recommendation?	21
What factors did the Board consider?	21
What is the required vote?	22
What happens if shareholders do not approve the Reorganization Agreement?	22
PROPOSAL TWO — APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT	24
What is Proposal Two?	24
Who is International Value Choice Fund’s investment adviser?	24
Who was the Sub-Adviser?	24
Who is the proposed Sub-Adviser?	24

4

Why was the former sub-adviser to International Value Choice Fund terminated?	25
How will Proposal Two, if approved, affect the management of International Value Choice Fund?	25
Were there changes to the Fund’s principal investment strategies?	25
What are the terms of the Advisory Agreement?	25
What are the terms of the Proposed Sub-Advisory Agreement?	26
What are the changes to International Value Choice Fund’s fee structure due to the appointment of ING IM as sub-adviser?	27
Who are the other service providers to International Value Choice Fund?	27
What is the required vote?	28
What happens if shareholders do not approve Proposal Two?	28
What was the process of selecting ING IM as the sub-adviser to International Value Choice Fund?	28
What are the factors that were considered by the Board?	28
What is the recommendation of the Board?	29
ADDITIONAL INFORMATION ABOUT THE FUNDS	30
Form of Organization	30
Dividends and Other Distributions	30
Capitalization	30
GENERAL INFORMATION ABOUT THE PROXY STATEMENT	31
Who is asking for my vote?	31
How is my proxy being solicited?	31
What happens to my proxy once I submit it?	31
What are the voting rights and quorum requirements	32
Can shareholders submit proposals for consideration in a Proxy Statement?	32
What if a proposal that is not in the Proxy Statement/Prospectus comes up at the Special Meeting?	32
What is “householding”?	33
How can shareholders access other Fund documents?	33
Who pays for this Proxy Solicitation/Prospectus?	33
APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B: ADDITIONAL INFORMATION REGARDING INTERNATIONAL VALUE EQUITY FUND (FORMERLY, ING GLOBAL VALUE CHOICE FUND)	B-1
Class of Shares	B-1
Sales Charges	B-3
How Shares Are Priced	B-6
How to Buy Shares	B-7
How to Sell Shares	B-10
How to Exchange Shares	B-12
Frequent Trading - Market Timing	B-13
Payments to Financial Intermediaries	B-15
Dividends, Distributions, and Taxes	B-17
Account Policies	B-18

5

FINANCIAL HIGHLIGHTS	B-19
APPENDIX C: FORM OF PROPOSED SUB-ADVISORY AGREEMENT	C-1
APPENDIX D: PRINCIPAL EXECUTIVE OFFICERS	D-1
APPENDIX E: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS	E-1

6

INTRODUCTION

What’s happening?

On September 6, 2012, the Board of Trustees (the “Board”) of ING International Value Choice Fund (“International Value Choice Fund”) and ING International Value Equity Fund (formerly, ING Global Value Choice Fund) (“International Value Equity Fund”) (each, a “Fund,” and collectively, the “Funds”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of International Value Choice Fund with and into International Value Equity Fund (the “Reorganization”).  The Reorganization requires shareholder approval and, if approved, is expected to be effective on March 14, 2013, or such other date as the parties may agree (the “Closing Date”).

Also on September 6, 2012, the Board, including a majority of the Trustees who are not “interested persons” of International Value Choice Fund, as defined in the Investment Company Act of 1940, as amended (“Independent Trustees”), approved the termination of the investment sub-advisory agreement with Tradewinds Global Investors, LLC (“Tradewinds”) regarding International Value Choice Fund and approved an interim sub-advisory agreement between ING Investments, LLC (“ING Investments” or “Adviser”) and ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”) (“Interim Agreement”), pursuant to which ING IM currently serves as sub-adviser to International Value Choice Fund.  In choosing to terminate the sub-advisory agreement with Tradewinds, the Board considered, among other factors, the recent departure of the Chief Investment Officer (“CIO”) of Tradewinds and the significant outflows from the Fund that followed.

The Interim Agreement with ING IM will expire on April 29, 2013 or earlier, if shareholders approve the Proposals.  On September 6, 2012, the Board, including all of the Independent Trustees, approved a permanent sub-advisory agreement between ING Investments and ING IM (“Proposed Sub-Advisory Agreement”), subject to shareholder approval.  Shareholders of International Value Choice Fund must approve the Proposed Sub-Advisory Agreement for it to become effective.  Shareholders are being asked to approve the Proposed Sub-Advisory Agreement for ING IM to serve beyond the interim period in the event shareholders do not approve the Reorganization.

In connection with the determination to appoint ING IM as the interim Sub-Adviser, the Board approved changes to the principal investment strategies of International Value Choice Fund from the strategies employed by Tradewinds to the strategies employed by ING IM.  These changes went into effect as of the close of business on November 13, 2012.  Following a transition period in which a transition manager bought and sold portfolio securities to prepare International Value Choice Fund for the day-to-day management by ING IM under the Fund’s new investment strategies, ING IM began serving as the interim sub-adviser to the Fund as of the close of business on November 30, 2012.  Proposal One contains a comparison of the former principal investment strategies of International Value Choice Fund under the day-to-day portfolio management of Tradewinds with the current principal investment strategies of the Fund under the day-to-day portfolio management of ING IM.

International Value Equity Fund, the proposed surviving Fund in the Reorganization, also was sub-advised by Tradewinds.  Noting the same factors discussed above with respect to the termination of Tradewinds as the sub-adviser to International Value Choice Fund, on September 6, 2012, the Board also approved the termination of Tradewinds as the sub-adviser to International Value Equity Fund (then named the ING Global Value Choice Fund) and the appointment of ING IM as the interim sub-adviser to that Fund.  The Board also approved changing the name of the ING Global Value Choice Fund to International Value Equity Fund and approved revisions to its principal investment strategies, effective as of the close of business November 13, 2012.  As with the changes to the investment strategies of International Value Choice Fund, International Value Equity Fund used a transition manager to prepare its securities portfolio for the day-to-day management of ING IM under its new investment strategies, and ING IM began serving as the interim sub-adviser to the Fund as of the close of business on November 30, 2012.  In a separate proxy statement, shareholders of International Value Equity Fund will be asked to approve a “permanent” sub-advisory agreement with ING IM regarding that Fund at a shareholder meeting scheduled to take place on or about March 12, 2013 (“Acquiring Fund Sub-Adviser Proposal”).  The consummation of the Reorganization is subject to both approval of the Reorganization by shareholders of International Value Choice Fund and approval by shareholders of International Value Equity Fund of the Acquiring Fund Subadviser Proposal.

Since the appointment of ING IM as the interim sub-adviser to both Funds and the related modifications to both Funds’ principal investment strategies as of the close of business on November 13, 2012, the principal investment strategies of the two Funds have been substantially identical.  If the reorganization is approved, shareholders of International Value Choice Fund are not expected to experience significant differences in the risk and return characteristics of the Fund to which they are exposed as a result of the Reorganization.  This Proxy Statement/Prospectus also includes information on the performance of ING IM on another international value fund that has substantially similar principal investment strategies as the Funds.

Why did you send me this booklet?

This booklet includes a combined proxy statement and prospectus (“Proxy Statement/Prospectus”) and a Proxy Ballot for International Value Choice Fund.  It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Special Meeting.

Because you, as a shareholder of International Value Choice Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of International Value Equity Fund, this Proxy Statement also serves as a prospectus for International Value Equity Fund.  International Value Equity Fund is an open-end management investment company, which seeks long-term capital appreciation, as described more fully below.

What proposals will be considered at the Special Meeting?

A special meeting of shareholders (the “Special Meeting”) of International Value Choice Fund is scheduled for the following purposes:

1.              To approve the Reorganization Agreement by and between International Value Choice Fund and International Value Equity Fund, providing for the reorganization of International Value Choice Fund with and into International Value Equity Fund;

2.              To approve a new sub-advisory agreement between ING Investments, the investment adviser to International Value Choice Fund and ING IM, International Value Choice Fund’s proposed sub-adviser (“Proposal Two”, together with the Reorganization, the “Proposals”); and

3.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Who is eligible to vote?

Shareholders holding an investment in shares of International Value Choice Fund as of the close of business on December 14, 2012 (the “Record Date”) are eligible to vote.

How do I vote?

Shareholders can vote by completing, signing, and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  Joint owners must each sign the Proxy Ballot. To vote by telephone or Internet, follow the voting instructions as outlined on your Proxy Ballot.  These options require shareholders to input a control number, which is located on your Proxy Ballot.  After entering this number, shareholders will be prompted to provide their voting instructions on the Proposals, as applicable.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Shareholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.  Should shareholders require additional information regarding the Special Meeting, they may contact the Proxy Solicitor toll-free at (888) 605-1957.  (See “General Information” for more information on the Proxy Solicitor.)

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposals.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on March 14, 2013, at 10:00 A.M., Local time, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Funds?

Should you have any questions about the Funds, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  The prospectuses, annual and semi-annual reports, and other information regarding the Funds are available on the Internet at http://www.ingfunds.com/literature.

SUMMARY OF THE PROPOSALS

The Proposed Reorganization

You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as Appendix A.  For more information about International Value Equity Fund, please consult the Prospectus dated February 29, 2012, as supplemented.

On September 6, 2012, the Board approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

•                  the transfer of all of the assets of International Value Choice Fund to International Value Equity Fund in exchange for shares of beneficial interest of International Value Equity Fund;

•                  the assumption by International Value Equity Fund of all of the liabilities of International Value Choice Fund;

•                  the distribution of shares of International Value Equity Fund to the shareholders of International Value Choice Fund; and

•                  the complete liquidation of International Value Choice Fund.

If shareholders approve the Reorganization and shareholders of International Value Equity Fund approve the Acquiring Fund Sub-Adviser Proposal, each owner of Class A, Class B, Class C, Class I, and Class W shares of International Value Choice Fund would become a shareholder of the corresponding share class of International Value Equity Fund.  The Reorganization is expected to be effective on the Closing Date. Each shareholder of International Value Choice Fund will hold, immediately after the Closing Date, shares of International Value Equity Fund having an aggregate value equal to the aggregate value of the shares of International Value Choice Fund held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note the following.

•                  The Funds have identical investment objectives;

•                  ING Investments serves as the adviser to each Fund and ING IM currently serves as investment sub-adviser to each Fund on an interim basis.  Tradewinds formerly served as the sub-adviser to each Fund until November 13, 2012.  ING Investments and ING IM are indirect subsidiaries of ING Groep, N.V. (“ING Groep”);

•                  The management fee for International Value Equity Fund is lower than for International Value Choice Fund;

•                  Current shareholders of International Value Choice Fund are expected to experience lower gross expenses as shareholders of International Value Equity Fund after the Reorganization, in amounts that vary depending on the class;

•                  As a result of the Reorganization, shareholders of International Value Choice Fund will become shareholders of International Value Equity Fund; and

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither International Value Choice Fund nor its shareholders, nor International Value Equity Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

The Proposed Sub-Advisory Agreement

From February 1, 2005 until the close of business on November 13, 2012, International Value Choice Fund was sub-advised by Tradewinds or an affiliate.  During a meeting held September 6, 2012, the Board, including a majority of the Independent Trustees, approved the termination of the investment sub-advisory agreement with Tradewinds and approved an interim sub-advisory agreement between ING Investments and ING IM (“Interim Agreement”) pursuant to which ING IM currently serves as interim sub-adviser to International Value Choice Fund.  The Interim Agreement will expire on April 29, 2013, or earlier, if shareholders approve the Proposals.  On September 6, 2012, the Board, including all of the Independent Trustees, approved a permanent sub-advisory agreement between ING Investments and ING IM (“Proposed Sub-Advisory Agreement”), subject to shareholder approval.  Shareholders of International Value Choice Fund must approve the Proposed Sub-Advisory Agreement for it to become effective.  Shareholders are being asked to approve the Proposed Sub-Advisory Agreement for ING IM to serve beyond the interim period in the event shareholders do not approve the Reorganization.

PROPOSAL ONE — APPROVAL OF THE REORGANIZATION

What is the proposed Reorganization?

Shareholders of International Value Choice Fund are being asked to approve a Reorganization Agreement providing for the reorganization of International Value Choice Fund with and into International Value Equity Fund.  If the Reorganization Agreement is approved and shareholders of International Value Equity Fund approve the Acquiring Fund Sub-Adviser Proposal, shareholders of International Value Choice Fund will become shareholders of International Value Equity Fund as of the close of business on the Closing Date.

Why is a Reorganization proposed?

ING Investments seeks to provide greater benefits to shareholders from: (i) a greater potential to achieve long-term scale by combining the assets of two Funds that currently are managed by the same Adviser and Sub-Adviser pursuant to substantially identical principal investment strategies; and (ii) an immediate benefit through lower gross expenses.  At the September 6, 2012 Board meeting, the Reorganization was presented for consideration to the Board by ING Investments. The Board, including a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) (the “Independent Trustees”), determined that the interests of the shareholders of the Funds would not be diluted as a result of the Reorganization and that the Reorganization would be in the best interests of the Funds and their shareholders. The Reorganization will allow International Value Choice Fund’s shareholders to remain invested in a professionally managed fund that seeks long-term capital appreciation.

How do the Investment Objectives compare?

As described in the chart that follows, the Funds have identical investment objectives.

	International Value Choice Fund	International Value Equity Fund
Investment Objective	The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.

How do the fees and expenses compare?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Pro forma fees and expenses, which are estimated fees and expenses of International Value Equity Fund after giving effect to the Reorganization, assume hypothetically that the reorganization occurred on October 31, 2012.

The Funds have identical shareholder fees.  These sales charges are paid directly when you buy or sell shares.

Shareholder Fees

Expenses you pay each year as a % of the value of your investment

Share Class of International Value Choice Fund or International Value Equity Fund	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None	(1)
B	None	5.00
C	None	1.00
I	None	None
W	None	None

(1)         A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

Annual Fund Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment.

		International Value Choice Fund		International Value Equity Fund		International Value Equity Fund Pro Forma Combined
Class A
Management Fee	%	1.00		0.88		0.88
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25		0.25		0.25
Administrative Services Fees	%	0.10		0.10		0.10
Other Expenses	%	0.47		0.20		0.24
Acquired Fund Fees and Expenses		0.01		0.01		0.01
Total Annual Fund Operating Expenses(2)%		1.83		1.44		1.48
Waivers and Reimbursements	%	(0.47	)(3)	(0.08	)(4)	(0.12	)(4)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.36		1.36		1.36

Class B
Management Fee	%	1.00		0.88		0.88
Distribution and/or Shareholder Services (12b-1) Fees	%	1.00		1.00		1.00
Administrative Services Fees		0.10		0.10		0.10
Other Expenses	%	0.47		0.20		0.24
Acquired Fund Fees and Expenses		0.01		0.01		0.01
Total Annual Fund Operating Expenses(2)%		2.58		2.19		2.23
Waivers and Reimbursements	%	(0.47	)(3)	(0.08	)(4)	(0.12	)(4)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	2.11		2.11		2.11

Class C
Management Fee	%	1.00		0.88		0.88
Distribution and/or Shareholder Services (12b-1) Fees	%	1.00		1.00		1.00
Administrative Services Fees		0.10		0.10		0.10
Other Expenses	%	0.47		0.20		0.24
Acquired Fund Fees and Expenses		0.01		0.01		0.01
Total Annual Fund Operating Expenses(2)%		2.58		2.19		2.23
Waivers and Reimbursements	%	(0.47	)(3)	(0.08	)(4)	(0.12	)(4)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	2.11		2.11		2.11

Class I
Management Fee	%	1.00		0.88		0.88
Distribution and/or Shareholder Services (12b-1) Fees	%	None		None		None
Administrative Services Fees		0.10		0.10		0.10
Other Expenses	%	0.28		0.10		0.17
Acquired Fund Fees and Expenses		0.01		0.01		0.01
Total Annual Fund Operating Expenses(2)%		1.39		1.09		1.16
Waivers and Reimbursements	%	(0.28	)(3)	None(4)		(0.05	)(4)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.11		1.09		1.11

Class W
Management Fee	%	1.00		0.88		0.88
Distribution and/or Shareholder Services (12b-1) Fees	%	None		None		None
Administrative Services Fees		0.10		0.10		0.10
Other Expenses	%	0.47		0.20		0.24
Acquired Fund Fees and Expenses		0.01		0.01		0.01
Total Annual Fund Operating Expenses(2)%		1.58		1.19		1.23
Waivers and Reimbursements	%	(0.47	)(3)	(0.08	)(4)	(0.12	)(4)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.11	(2)	1.11		1.11

(1)                                 Expense ratios have been adjusted to reflect current contractual rates.

(2)                                 Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)                                 For International Value Choice Fund, the Adviser is contractually obligated to limit expenses to annual rates, expressed as a percentage of average daily net asset value, of 1.70%, 2.45%, 2.45%, 1.45%, and 1.45% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the Adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the Adviser is contractually obligated to further limit expenses to annual rates, expressed as a percentage of average daily net asset value, of 1.35%, 2.10%, 2.10%, 1.10%, and 1.10% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014. There is no guarantee the additional expense limitation will continue after March 1, 2014 and the obligation will only continue if the Adviser elects to renew it. Any fees waived pursuant to this obligation shall be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. Finally, the Adviser is contractually obligated to waive 0.10% of the management fee through March 1, 2013. There is no guarantee that the management fee waiver will continue after March 1, 2013. The management fee waiver will continue only if the Adviser elects to renew it.

(4)                                For International Value Equity Fund, the Adviser is contractually obligated to limit expenses to annual rates, expressed as a percentage of average daily net asset value, of 1.35%, 2.10%, 2.10%, 1.10%, and 1.10% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the Adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

Expenses you pay each year as a % of the value of your investment.

The Examples are intended to help you compare the costs of investing in shares of the Funds with the costs of investing in other mutual funds.  The Examples assume that you invest $10,000 in the Funds for the time periods indicated.  The examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them.  The Examples also assume that your investment had a 5% return each year and that the Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

										International Value Equity Fund
		International Value Choice Fund				International Value Equity Fund				Pro Forma
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$706	1,074	1,467	2,563	706	997	1,309	2,194	706	1,005	1,326	2,232
B	Sold	$714	1,058	1,528	2,696	714	977	1,367	2,328	714	986	1,384	2,366
	Held	$214	758	1,328	2,696	214	677	1,167	2,328	214	686	1,184	2,366
C	Sold	$314	758	1,328	2,880	314	677	1,167	2,517	314	686	1,184	2,555
	Held	$214	758	1,328	2,880	214	677	1,167	2,517	214	686	1,184	2,555
I	Sold or Held	$113	412	734	1,644	111	347	601	1,329	113	364	633	1,405
W	Sold or Held	$113	453	816	1,839	113	370	647	1,436	113	378	664	1,478

The examples reflect applicable expense limitations agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five- and ten-year periods.

How do the Principal Investment Strategies compare?

As discussed above, in anticipation of the Reorganization, the Board approved changes in the principal investment strategies of both Funds in connection with the appointment of ING IM as the interim Sub-Adviser to both Funds.  Consequently, both Funds have substantially identical principal investment strategies and principal risks.  Prior to the close of business on November 13, 2012, both Funds pursued their investment objectives through different investment strategies and had a different sub-adviser.

International Value Choice Fund’s principal investment strategies differ from those of International Value Equity Fund in two respects: (1) while International Value Choice Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, International Value Equity Fund may engage in such practices with respect to 30% of its total assets; and (2) International Value Equity Fund has a policy to invest, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities, while International Value Choice Fund does not have this stated policy.  Notwithstanding this policy, both Funds typically invest in equity securities to substantially the same degree.

The following table compares the principal investment strategies of International Value Choice Fund prior to the close of business on November 13, 2012, when its sub-adviser was Tradewinds, to: (1) the current principal investment strategies of International Value Choice Fund; and (2) the current principal investment strategies of International Value Equity Fund.  Information regarding the former principal investment strategies of International Value Choice Fund is presented for comparative purposes only so you can understand the historical context for information about International Value Choice Fund.  Shareholders are not being asked to approve a change in the investment strategies of International Value Choice Fund through this Proxy Statement/Prospectus, as these changes were implemented as of the close of business on November 13, 2012 and will be in effect regardless of whether shareholders approve this Proposal.   The following table also compares the size of International Value Choice Fund with International Value Equity Fund as of November 30, 2012.

	International Value Choice Fund Prior to November 13, 2012 (Under the Prior Sub-Adviser)	International Value Choice Fund Currently (Beginning on November 14)	International Value Equity Fund Currently – Proposed Surviving Fund (Beginning on November 14)

Sub-Adviser	Tradewinds	ING IM	ING IM

	International Value Choice Fund Prior to November 13, 2012 (Under the Prior Sub-Adviser)	International Value Choice Fund Currently (Beginning on November 14)	International Value Equity Fund Currently – Proposed Surviving Fund (Beginning on November 14)
Investment Strategies

Under normal market conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in a number of different countries outside of the United States. The Fund generally invests at least 80% of its assets in common and preferred stocks; depositary receipts; derivatives (in the form of rights, warrants, and equity-linked notes) to seek to enhance returns; and convertible securities. The Fund may invest up to 10% of its assets in Rule 144A securities. The Fund may invest up to 20% of its assets in companies located in countries with emerging securities markets. The Fund may invest in companies with any market capitalization.

Under normal market conditions, the Fund invests at least 65% of its net assets in equity securities of companies located in a number of different countries outside of the United States. The Fund invests primarily in companies with a large market capitalization, but may also invest in small- and mid-sized companies. The Fund generally invests in common and preferred stocks, warrants, and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the sub-adviser (“Sub-Adviser”) believes they present attractive investment opportunities. The Fund may invest in government debt securities of developed foreign countries. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.  The Fund will provide shareholders with 60 days’ prior notice of any change in this investment policy.  The Fund invests at least 65% of its net assets in equity securities of companies located in a number of different countries outside of the United States. The Fund invests primarily in companies with a large market capitalization, but may also invest in small- and mid-sized companies. The Fund generally invests in common and preferred stocks, warrants, and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the sub-adviser (“Sub-Adviser”) believes they present attractive investment opportunities. The Fund may invest in government debt securities of developed foreign countries. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.

The Fund may invest in derivative instruments including futures, options, and swaps.  The Fund typically uses derivatives to hedge against currency risk and for purposes of maintaining equity market exposure on its cash balance.

The Fund may invest in derivative instruments including futures, options, and swaps.  The Fund typically uses derivatives to hedge against currency risk and for purposes of maintaining equity market exposure on its cash balance.

International Value Choice Fund Prior to November 13, 2012 (Under the Prior Sub-Adviser)	International Value Choice Fund Currently (Beginning on November 14)	International Value Equity Fund Currently – Proposed Surviving Fund (Beginning on November 14)

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Fund aims to provide superior risk-adjusted returns through an opportunistic value-oriented process. The Fund seeks to invest in companies with attractive valuation, favorable risk/reward characteristics, downside protection, and an inflection point or catalyst that can unlock value or improve profitability. The sub-adviser (“Sub-Adviser”) emphasizes a bottom-up, stock-driven process. The cornerstone of the Sub-Adviser’s strategies is its single global research platform, with the investment process being driven by this platform of global sector analysts. The Sub-Adviser believes this consistent investment approach drives better idea generation, improves fundamental analysis, and provides for tighter risk control. The Sub-Adviser seeks a thorough, in-depth understanding of the factors that drive business success. The Sub-Adviser’s analysts focus on understanding individual companies as businesses rather than simply as stocks. The Sub-Adviser also focuses on opportunities created by investor overreaction,

The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector, or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Sub-Adviser focuses on various factors including valuation of the companies, catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector, or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Sub-Adviser focuses on various factors including valuation of the companies, catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

	International Value Choice Fund Prior to November 13, 2012 (Under the Prior Sub-Adviser)	International Value Choice Fund Currently (Beginning on November 14)	International Value Equity Fund Currently – Proposed Surviving Fund (Beginning on November 14)
misperception, and short-term focus.

	The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.	The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.	The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

	The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.	The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.	The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

Comparative Size of the Two Funds as of November 30, 2012	$21.8 million		$165.3 million

How do the Principal Risks of Investing in the Funds compare?

As discussed above, in anticipation of the Reorganization, the Board approved changes in the principal investment strategies of International Value Choice Fund to align them with those of International Value Equity Fund.  Consequently, both Funds currently have substantially identical principal investment strategies and identical principal risks, which are set forth below.  The principal risks that were applicable to the principal investment strategies of International Value Choice Fund prior to the close of business on November 13, 2012 (under the day-to-day management of Tradewinds) were substantially similar to the current principal risks applicable to International Value Choice Fund under the day-to-day management of ING IM.

Principal Risks

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities Convertible securities are securities that are convertible into or exercisable for common stocks at a certain price or rate.  Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk.  In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Currency To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets  Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, account and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments.  Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Liquidity If a security is illiquid, the Fund might be unable to sell the security at a time when the Master Fund’s/Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Master Fund’s/Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund, if it invests in these companies, to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Value Investing Securities that appear to be undervalued may never appreciate to the extent expected. Further,

because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

How does International Value Choice Fund’s Performance compare to International Value Equity Fund?

The following information is intended to help you understand the risks of investing in the Funds. The following bar charts show the changes in each Fund’s performance from year to year, and the table compares each Fund’s performance to the performance of a broad-based securities market index/indices for the same period. Each Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of each Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table under the bar chart includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. Each Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.  The historical performance of both Funds shown below was achieved while the Funds were under the day-to-day management of different sub-advisers and operated pursuant to different principal investment strategies than the current sub-adviser and strategies for the Funds.  This historical performance would likely have been different under the current investment strategies of the Funds.

ING International Value Choice Fund - Calendar Year Total Returns(1)

(as of December 31 of each year)

Best quarter: 2nd 2009, 20.97% and Worst quarter: 3rd 2008, (17.48)%

International Value Choice Fund’s Class A shares’ year-to-date total return as of September 30, 2012: 1.31%

(1)           The performance shown was achieved while the Fund was under the day-to-day portfolio management of Tradewinds, subject to different principal investment strategies.

International Value Choice Fund — Average Annual Total Returns %

(for the periods ended December 31, 2011)

			5 Yrs	10 Yrs
			(or since	(or since		Inception
		1 Yr	inception)	inception)		Date
Class A before taxes	%	(20.59)	(3.64)	1.64		02/01/05
After tax on distributions	%	(20.65)	(4.19)	1.10		—
After tax on distributions with sale	%	(12.64)	(3.01)	1.40		—
MSCI EAFE® Index(1)%		(12.14)	(4.72)	2.01	(2)	—
Class B before taxes	%	(20.47)	(3.54)	1.74		02/01/05
MSCI EAFE® Index(1)%		(12.14)	(4.72)	2.01	(2)	—
Class C before taxes	%	(17.20)	(3.21)	1.76		02/04/05
MSCI EAFE® Index(1)%		(12.14)	(4.72)	2.01	(2)	—
Class I before taxes	%	(15.49)	(2.14)	1.14		12/21/05
MSCI EAFE® Index(1)%		(12.14)	(4.72)	(0.13	)(2)	—
Class W before taxes	%	(15.59)	1.80	N/A		06/01/09
MSCI EAFE® Index(1)%		(12.14)	5.53 (2)	N/A		—

(1)                                 The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

(2)                                 Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

International Value Equity Fund (formerly, ING Global Value Choice Fund) - Calendar Year Total Returns(2)

(as of December 31 of each year)

Best quarter: 2nd 2009, 26.13% and Worst quarter: 3rd 2002, (19.42)%

International Value Equity Fund’s Class A shares’ year-to-date total return as of September 30, 2012: (2.51)%

(2)                                 The performance shown for periods from April 2006 was achieved while the Fund was under the day-to-day portfolio management of Tradewinds, subject to different principal investment strategies that included the capability to invest significantly in United States securities. From February 2005 through April 2006, NWQ Investment Management Company, LLC, served as sub-adviser and performed the day-to-day portfolio management for the Fund.  From October 2000 through February 2005, these services were performed by ING Aeltus Investment Management, and Nicholas Applegate Capital Management performed these services for periods prior to October 2000.  Since its inception, the Fund has operated pursuant to several different principal investment strategies.

International Value Equity Fund — Average Annual Total Returns %
(for the periods ended December 31, 2011)

	1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)		Inception Date
Class A before taxes %	(15.07)	4.95	5.91		04/19/93
After tax on distributions %	(17.00)	4.37	5.61		—
After tax on distributions with sale %	(8.44)	4.11	5.12		—
MSCI EAFE® Index(1),(2)%	(12.14)	(4.72)	4.67		—
MSCI ACW Index SM (1),(2)%	(7.35)	(1.93)	4.24		—
Class B before taxes %	(14.62)	5.08	5.80		05/31/95
MSCI EAFE® Index(1),(2)%	(12.14)	(4.72)	4.67		—
MSCI ACW Index SM (1),(2)%	(7.35)	(1.93)	4.24		—
Class C before taxes %	(11.41)	5.41	5.80		04/19/93
MSCI EAFE® Index(1),(2)%	(12.14)	(4.72)	4.67		—
MSCI ACW Index SM (1),(2)%	(7.35)	(1.93)	4.24		—
Class I before taxes %	(9.60)	6.60	7.91		09/06/06
MSCI EAFE® Index(1),(2)%	(12.14)	(4.72)	(2.62	)(3)	—
MSCI ACW Index SM (1),(2)%	(7.35)	(1.93)	0.02	(3)	—
Class W before taxes %	(9.69)	10.70	N/A		06/01/09
MSCI EAFE® Index(1),(2)%	(12.14)	5.53 (3)	N/A		—
MSCI ACW Index SM (1),(2)%	(7.35)	10.03 (3)	N/A		—

(1)  The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

(2)  On November 30, 2012, the Fund changed its primary benchmark from the MSCI ACW IndexSM to the MSCI EAFE® Index because the MSCI EAFE® Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

(3)  Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

ING IM’s Performance on a Substantially Similarly Managed Fund and the Performance of ING International Value Choice Fund

ING IM manages International Value Choice Fund and International Value Equity Fund in a substantially similar manner to, and the Funds will have substantially similar investment objectives, policies and investment strategies as, an existing mutual fund managed by ING IM (the “Comparable Portfolio”).  Unlike the Funds, the Comparable Portfolio is not offered directly to the public, but rather the purchase and sale of shares of the Comparable Portfolio may be made only by separate accounts of insurance companies serving as investment options under variable contracts or by qualified plans or other permitted investors.

The historical performance of the Comparable Portfolio is presented below.  You should not consider the performance of the Comparable Portfolio as an indication of the future performance of International Value Equity

Fund.  The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Portfolio and not those to be paid by International Value Equity Fund.  The Comparable Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower.  Performance information shown below for the Comparable Portfolio does not include insurance-related charges imposed under a variable contract or expenses related to a qualified plan. If these charges or expenses were included, performance would be lower.  The results shown below reflect the reinvestment of dividends and distributions and, aside from fee and expenses differences, were calculated in the same manner that will be used by the Funds to calculate their own performance.  Performance is net of all other fees but does not include sales charges.

While both International Value Choice Fund and International Value Equity Fund currently are managed in a manner similar to the Comparable Portfolio, investors should be aware that the Funds are not the same fund and will not have the same performance as each other or as the Comparable Portfolio.  Investments made by one of the Funds at any given time may not be the same as those made by the other Fund or the Comparable Portfolio.  Different performance will result due to factors such as differences in the cash flows into and out of the Funds, different fees and expenses, and differences in portfolio size and positions.  In addition, you should note that the total operating expenses of the Comparable Portfolio may be lower than the total operating expenses of the Funds.  In such instances, the performance of the Comparable Portfolio would be negatively impacted if the total operating expenses of the Funds had been used to compute the Comparable Portfolio’s performance.  One of the three persons primarily responsible for the management of the Comparable Portfolio became a portfolio manager of the Comparable Portfolio on December 2010.  The other two portfolio managers of the Comparable Portfolio have served in that capacity from January 2009.  Prior to January 2009, the Comparable Portfolio had different portfolio managers.

For comparison purposes, the table below also shows the performance of the shares of International Value Choice Fund over the same periods.  The table below also compares the Comparable Portfolio’s Class A shares’ performance and International Value Choice Fund’s Class A shares to the performance of broad-based securities market indices for the same period.  This performance is shown only during the periods in which both International Value Fund and the Comparable Portfolio were in operation.

	Calendar Year 2007	Calendar Year 2008	Calendar Year 2009	Calendar Year 2010	Calendar Year 2011	Average Annual Total Returns for the 3 Year Period Ended December 31, 2011	Average Annual Total Returns Since the Inception of International Value Choice Fund December 21, 2005 through December 31, 2011

International Value Choice Fund — Class I Shares (while operating under a different investment strategy)%	9.77	(29.17)	20.17	13.68	(15.49)	4.91	1.14

The Comparable Portfolio — Class I Shares (Managed by ING-IM)%	13.44	(42.76)	27.18	2.50	(14.96)	3.49	(1.27)

MSCI EAFE® Index(1)%	11.17	(43.38)	31.78	7.75	(12.14)	7.65	(0.13	)(2)

(1) The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

(2) Reflects index performance since the date closest to the Class’ inception for which data is available.

How does the Management of the Funds compare?

The following table compares the management of the Funds.

	International Value Choice Fund	International Value Equity Fund
Investment Adviser	ING Investments	ING Investments

Investment Advisory Fee (as a percentage of average daily net assets)	1.00% on all assets	0.90% on first $500 million of assets 0.80% on next $500 million of assets 0.75% on assets in excess of $1 billion

Sub-Adviser	ING IM	ING IM

Sub-Advisory Fee (as a percentage of average daily net assets)	0.50% on all assets	0.405% on first $500 million of assets 0.36% on next $500 million of assets 0.3375% on assets in excess of $1 billion

Portfolio Manager(s)	Martin Jansen (since 11/2012) David Rabinowitz (since 11/2012) Joseph Vultaggio (since 11/2012)	Martin Jansen (since 11/2012) David Rabinowitz (since 11/2012) Joseph Vultaggio (since 11/2012)

Administrator	ING Funds Services, LLC (“Administrator”)	ING Funds Services, LLC (“Administrator”)

Administration Fee (as a percentage of average daily net assets)	0.10%	0.10%

Adviser to the Funds

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Funds.  ING Investments, subject to the supervision of the Board, oversees each Fund’s day-to-day operations and all of the investment advisory and portfolio management services for the Funds.  ING Investments is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser. ING Investments became an investment management firm in April 1995.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”).  ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.  As of the date of this Proxy Statement/Prospectus ING U.S. is a wholly-owned subsidiary of ING Groep, which is a global financial institution of Dutch origin, with operations in more than 40 countries. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Dutch State in November 2008 and March 2009.  To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., by the end of 2013.  In November 2012, ING Groep announced the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture.  Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016.  It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan.  ING Groep has stated that it intends to sell the remainder of its ownership interest in ING U.S. through one or more additional public offerings of ING U.S. stock or, possibly, through one or more privately negotiated sales of the stock.  There can be no assurance that ING Groep will be able to divest its interest in ING U.S. through the sale of its stock.

The investment advisory and sub-advisory agreements for the Funds each provide that they will terminate automatically in the event of their assignment, which would occur upon a transfer of a controlling block of the shares of the Adviser and ING IM.  The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory and sub-advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser, ING IM, and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers.  Completion of the Restructuring Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S., the Adviser, and ING IM by U.S., European and other authorities, may negatively affect ING U.S., ING IM, and the Adviser.  For example, restrictions on activities of entities controlled by ING Groep, including ING U.S., ING IM, and the Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S., ING IM, and the Adviser have no control.  Currently, the Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Funds.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. As of December 31, 2011, ING Investments managed approximately $44.5 billion in assets.

Sub-Adviser to the Funds

The Adviser has engaged ING IM to serve as sub-adviser to International Value Equity Fund and interim sub-adviser to International Value Choice Fund. The Sub-Adviser provides the day-to-day management of each Fund’s portfolio.  ING IM currently serves International Value Choice Fund pursuant to an interim sub-advisory agreement that expires on April 29, 2013.  Shareholders are being asked to approve a new “permanent” sub-advisory agreement for ING IM to serve beyond the interim period in the event shareholders do not approve the Reorganization (see “Proposal Two—Approval of the Proposed Sub-Advisory Agreement” below).

The Adviser acts as a “manager-of-managers” for the Funds. The Adviser delegates to the Sub-Adviser the responsibility for investment management, subject to the Adviser’s oversight. The Adviser is responsible for monitoring the investment program and performance of the Sub-Adviser.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Funds’ Board. It is not expected that ING Investments would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Funds and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Funds’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Funds’ shareholders. The Funds will notify shareholders of any change in the identity of a sub-adviser of the Funds, the addition of a sub-adviser to the Funds, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Funds and their investment strategies may also change.

Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Fund.

ING IM, a Connecticut corporation, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of September 30, 2012, ING IM managed approximately $65.8 billion in assets.

The following individuals are jointly responsible for the day-to-day management of the Funds.

Martin Jansen, Senior Portfolio Manager, has primary responsibility for international equities. Mr. Jansen was previously responsible for managing the transition of the U.S. equity trading facility and U.S. equity assets from ING Investment Management The Hague to ING IM. He joined ING in 1997 as senior manager to co-manage U.S. equity portfolios and was named head of the U.S. equity team in 1999. Prior to joining ING, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

David Rabinowitz joined ING IM in January 2008 as the director of equity research and senior sector analyst covering the consumer staples sector. He was employed by JPMorgan from May 2002 to November 2007 where he held several equity leadership positions. Most recently, he served as director of emerging markets equity research, and before that, was the director of global sector research. Previously, he was a global consumer strategist at UBS Warburg and prior to that, he was a U.S. equity analyst for Smith Barney and Sanford C. Bernstein & Company.

Joseph Vultaggio, Assistant Portfolio Manager and Senior International Research Analyst, joined ING IM in 1994. Mr. Vultaggio is responsible for the European markets.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to each Fund and receives an annual administrative services fee equal to 0.10% of each Fund’s average daily net assets.

Subject to the supervision of the Board, the Administrator provides administrative services for each Fund including, but not limited to, acting as a liaison among the various service providers to the Funds, including the custodian, transfer agent, and such other service providers as may be retained by the Funds.  The Administrator provides each Fund, at the Administrator’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Funds.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

What are the Key Differences in the Rights of Shareholders of International Value Choice Fund and International Value Equity Fund?

Each Fund is organized as a separate series of ING Mutual Funds.  Consequently, there are no key differences in the rights of shareholders of the Funds.

Additional Information about the Reorganization

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of International Value Choice Fund in exchange for shares of beneficial interest of International Value Equity Fund and the assumption by International Value Equity Fund of all of International Value Choice Fund’s liabilities; and (ii) the distribution of shares of International Value Equity Fund to shareholders of International Value Choice Fund, as provided for in the Reorganization Agreement. International Value Choice Fund will then be liquidated.

Each shareholder of Class A, Class B, Class C, Class I, and Class W shares of International Value Choice Fund will hold, immediately after the Closing Date, the corresponding share class of International Value Equity Fund having an aggregate value equal to the aggregate value of the shares of International Value Choice Fund held by that shareholder as of the close of business on the Closing Date.  In the interest of economy and convenience, shares of International Value Equity Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of International Value Choice Fund.  The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

The expenses of the Reorganization will be borne by the Adviser (or an affiliate) and are expected to total approximately $124,200.  The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.  The expenses of the Reorganization do not include the transition costs described in “Portfolio Transitioning” below.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  Accordingly, pursuant to this treatment, neither International Value Choice Fund nor its shareholders, nor International Value Equity Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Prior to the Closing Date, International Value Choice Fund will pay its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date.  These distributions would be taxable to shareholders that are subject to tax.

As of June 30, 2012 International Value Choice Fund has estimated capital loss carryforwards of $15.2 million, of which $10.3 million will not be available after the Reorganization.  International Value Equity Fund has

estimated capital loss carryforwards of $22.5 million of which all will be available after the Reorganization.   After the Reorganization, the losses of International Value Choice Fund generally may be available to International Value Equity Fund to offset its capital gains, although a portion of the amount of these losses that may offset International Value Equity Fund’s capital gains in a given year may be limited due to this Reorganization and in some cases, potential utilization of such losses could be forfeited if they expire before being utilized.  The ability of International Value Equity Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset.  In addition, the benefits of any of these various capital loss carryforwards and built in losses currently are available only to pre-Reorganization shareholders of each Fund.  After the Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of International Value Equity Fund.

Portfolio Transitioning

As discussed above, in anticipation of the Reorganization, the Board approved changes to the investment strategies of International Value Choice Fund as well as those of International Value Equity Fund, and they are now closely aligned.  Since the Funds have identical investment objectives and now have substantially identical investment strategies, ING IM does not anticipate needing to sell a significant portion of International Value Choice Fund’s holdings shortly prior to the Closing Date if the Reorganization is approved.  If any of International Value Choice Fund’s holdings are sold prior to the Closing Date, the proceeds of such sales are expected to be invested in securities that ING IM wishes for International Value Equity Fund to hold, which will be delivered to International Value Equity Fund at the Closing Date. During the transition period, International Value Choice Fund may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.  After the Closing Date of the Reorganization, ING IM, as the sub-adviser to International Value Equity Fund, may also sell portfolio holdings that it acquired from International Value Choice Fund, and International Value Equity Fund may not be immediately fully invested in accordance with its stated investment strategies.  In addition, each Fund may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and exchange-traded funds, and enter into and close futures contracts or other derivative transactions.  Such sales and purchases by the Funds during the transition period may be made at a disadvantageous time and would result in increased transaction costs that are borne by shareholders.

What is the Board’s recommendation?

Based upon its review, the Board has determined that the Reorganization is in the best interests of International Value Choice Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including the Independent Trustees, approved the Reorganization Agreement and voted to recommend to shareholders that they approve the Reorganization Agreement.  The Board is therefore recommending that International Value Choice Fund’s shareholders vote “FOR” the Reorganization Agreement.

What factors did the Board consider?

The Board considered the Reorganization as part of its overall consideration of what would be in the best interests of International Value Choice Fund and International Value Equity Fund and their shareholders in light of the recent departure of the CIO of Tradewinds and outflows from the Funds since his departure.   The Board determined that both Funds would benefit from being combined into a larger fund under the day-to-day portfolio management of ING IM subject to ING IM’s international value investment strategy.

The Board, in approving the Reorganization, considered a number of factors, including, but not limited to, the following: (1) an analysis of ING IM as a  sub-adviser that could replace Tradewinds; (2) the gross and net expense ratios that current shareholders of International Value Choice Fund are expected to experience as a result of the Reorganization; (3) the comparative fee structure of the Funds; (4) the performance of the Comparable Portfolio, which is also sub-advised by ING IM using similar investments strategies as compared to the performance of International Value Choice Fund for the one-, three-, and five-year periods ended December 31, 2011 as well as the comparative investment performance for the period from January 1, 2012 through June 30, 2012; (5) recent enhancements made to the ING IM international value team; (6) the similarity and differences in investment styles between International Value Choice Fund and International Value Equity Fund; (7) the significantly larger combined asset size of the two Funds, which is likely to result in a reduction in expenses for the benefit of current shareholders of International Value Choice Fund; (8) the other potential benefits of the Reorganization to International Value Choice Fund’s shareholders; (9) the direct or indirect costs to be incurred by each Fund and its shareholders relating to the Reorganization, including the cost of transitioning International Value Choice Fund in connection with changing the principal investment strategies of the Fund and appointing ING IM as the interim sub-adviser to the Fund in anticipation of the Reorganization; (10) the expected tax consequences of the Reorganization to International Value Choice Fund and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; and (11) the Board’s determination that the Reorganization will not dilute the interests of the shareholders of either of the Funds.

What is the required vote?

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the shares entitled to vote.

What happens if shareholders do not approve the Reorganization Agreement?

If shareholders of International Value Choice Fund do not approve the Reorganization Agreement and shareholders of International Value Equity Fund do not approve the Acquiring Fund Sub-Adviser Proposal,

International Value Choice Fund, ING investments will consult with the Board regarding what action should be taken with respect to the Fund.

PROPOSAL TWO — APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

What is Proposal Two?

International Value Choice Fund and ING Investments wish to retain the services of ING IM as the sub-adviser to International Value Choice Fund on a “permanent” basis.  At a meeting held on September 6, 2012, the Board terminated International Value Choice Fund’s prior sub-advisory agreement with Tradewinds, effective as of the close of business on November 13, 2012. As discussed above, in anticipation of the Reorganization described in Proposal One, the Board also approved changes to the principal investment strategies of International Value Choice Fund to align these strategies with those of ING IM.  After a transition period during which International Value Choice Fund was managed by a transition manager, the Board appointed ING IM as the sub-adviser to International Value Choice Fund pursuant to the Interim Agreement between ING Investments and ING IM, effective as of the close of business on November 30, 2012.  The Interim Agreement expires on April 29, 2013.  On September 6, 2012, the Board also approved the Proposed Sub-Advisory Agreement subject to shareholder approval.  In the event the Reorganization is not approved, shareholders would be required to approve the Proposed Sub-Advisory Agreement if ING IM is to serve beyond the interim period, which would be necessary if shareholders of International Value Choice Fund do not approve Proposal One or shareholders of International Value Equity Portfolio do not approve the Acquiring Fund Sub-Adviser Proposal.

If Proposal Two is approved by shareholders and Proposal One is not, the Proposed Sub-Advisory Agreement is expected to become effective on or about March 14, 2013 and would remain in full force and effect, unless otherwise terminated, through March 14, 2015 and could be continued from year-to-year thereafter in accordance with its terms as described below.  A copy of the Proposed Sub-Advisory Agreement between ING Investments and ING IM is included as Appendix C.

Who is International Value Choice Fund’s investment adviser?

ING Investments, a Delaware limited liability company, serves as the investment adviser to International Value Choice Fund.  For more information on ING Investments, please see “How does the Management of the Funds compare?” in Proposal One.  See Appendix D for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments.

Who was the Sub-Adviser?

Tradewinds was founded in 2006 and is structured as a Delaware limited liability company. Tradewinds is a subsidiary of Nuveen Investments, Inc. The principal address of Tradewinds is 2049 Century Park East, 20th Floor, Los Angeles, CA 90067. As of June 30, 2012, Tradewinds managed approximately $12.4 billion which excludes approximately $575 million in unified managed account assets.

Who is the proposed Sub-Adviser?

Founded in 1972, ING IM is a Connecticut corporation registered as an investment adviser.  For more information on ING IM, please see “How does the Management of the Funds compare?” in Proposal One.

See Appendix D for a listing of the names, addresses, and the principal occupations of the directors and principal executive officers of ING IM, including a Director and Officer of International Value Choice Fund who is also an officer of ING IM.  International Value Equity Fund and ING International Value Portfolio (“International Value Portfolio”) are the only other investment companies with investment objectives similar to that of International Value Choice Fund for which ING IM acts as a sub-adviser.  For more information on the annual rate of compensation paid to ING IM for managing International Value Equity Fund, please see Proposal One.  The following table shows the annual rate of compensation paid to ING IM for managing International Value Portfolio.

Annual Sub-Advisory Fee (as a percentage of average daily net assets)
International Value Portfolio	ING IM 0.50% of the Portfolio’s average daily net assets.

Why was the former sub-adviser to International Value Choice Fund terminated?

The Board approved termination of the sub-advisory agreement with Tradewinds based on a number of factors, including: (1) the recent departure of the CIO of Tradewinds and outflows from the Fund since his departure; and (2) the historical investment performance of the Fund under the day-to-day management of Tradewinds.  The Board also considered these factors, among others, when determining to terminate Tradewinds as the sub-adviser to International Value Equity Fund.  In light of the Adviser’s proposal to reorganize International Value Choice Fund with and into International Value Equity Fund, the Adviser proposed, and the Board approved, the appointment of ING IM as the interim sub-adviser to International Value Choice Fund to allow ING IM to begin managing International Value Choice Fund in substantially same manner as ING IM manages International Value Equity Fund prior to the Reorganization.

How will Proposal Two, if approved, affect the management of International Value Choice Fund?

As discussed above, the day-to-day management of International Value Choice Fund is currently provided by ING IM pursuant to the Interim Agreement.  If the Proposed Sub-Advisory Agreement is approved, ING IM would continue to serve as sub-adviser to International Value Choice Fund and continue to provide the day-to-day management of International Value Choice Fund beyond the term of the Interim Agreement. ING Investments would continue to be responsible for monitoring the investment program and performance of ING IM with respect to International Value Choice Fund.

For more information on the investment professionals with ING IM that are primarily responsible for the day-to-day management of International Value Choice Fund, please see “How does the Management of the Funds compare?” in Proposal One.

Were there changes to the Fund’s principal investment strategies?

Yes, changes were already made to International Value Choice Fund’s principal investment strategies in connection with the termination of Tradewinds and the appointment of ING IM pursuant to the Interim Agreement.  As described in Proposal One, on September 6, 2012, the Board approved changes to the Fund’s principal investment strategies that became effective as of the close of business on November 13, 2012.

These changes are detailed in a supplement to International Value Choice Fund’s current prospectus dated September 21, 2012, which was mailed to shareholders, in addition to the discussion regarding these changes contained in Proposal One.  No additional changes to International Value Choice Fund’s principal investment strategies are anticipated in connection with Proposal Two.

What are the terms of the Advisory Agreement?

The Investment Advisory Agreement between International Value Choice Fund and ING Investments (“Advisory Agreement”) requires ING Investments to oversee the provision of all investment advisory and portfolio management services for the Portfolio.  The Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to International Value Choice Fund and to furnish advice and recommendations with respect to the investment of International Value Choice Fund’s assets and the purchase or sale of its portfolio securities.  The Advisory Agreement also permits ING Investments to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers.  ING Investments oversees the investment management services of International Value Choice Fund’s sub-adviser.

From time to time, ING Investments may recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Board.  It is not expected that ING Investments would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities.  International Value Choice Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of International Value Choice Fund’s shareholders.  International Value Choice Fund will notify shareholders of any change in the identity of a sub-adviser of International Value Choice Fund, the addition of a sub-adviser to International Value Choice Fund, or any change in the terms of a contract with a non-

affiliated sub-adviser.  In this event, the name of International Value Choice Fund and its investment strategies may also change.

The Advisory Agreement provides that ING Investments is not subject to liability to International Value Choice Fund for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

After an initial two-year term, the Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of International Value Choice Fund’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

For the services it provides to International Value Choice Fund under the Advisory Agreement, ING Investments currently receives an advisory fee, payable monthly, at the annual rate of International Value Choice Fund’s average daily net assets shown in the table below.  The table below also indicates the annual fees (advisory fees) paid by International Value Choice Fund to ING Investments for the fiscal year ended October 31, 2012.

	Annual Advisory Fee (as a percentage of average daily net assets)	Advisory Fees Paid for Fiscal Year Ended October 31, 2012
International Value Choice Fund	1.00%	$269,966

What are the terms of the Proposed Sub-Advisory Agreement?

A copy of the Proposed Sub-Advisory Agreement between ING Investments and ING IM is included as Appendix C.  The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix C.

The Proposed Sub-Advisory Agreement is substantially similar to the Interim Agreement.  As compared to the prior sub-advisory agreement with Tradewinds, the key terms of the Proposed Sub-Advisory Agreement are substantially similar with the exception of the effective dates and (as discussed further below) provisions regarding valuation, employment or association with other persons, brokerage decisions and indemnification.  Under the Proposed Sub-Advisory Agreement, the fees payable to ING IM would be paid by ING Investments, and not by International Value Choice Fund.  Pursuant to the Proposed Sub-Advisory Agreement, ING IM would act as International Value Choice Fund’s sub-adviser.  In this capacity, ING IM would furnish International Value Choice Fund with investment advisory services in connection with a continuous investment program and manage International Value Choice Fund’s investments in accordance with its investment objective, investment policies, and restrictions, as set forth in International Value Choice Fund’s prospectus and statement of additional information.  Subject to the supervision and control of ING Investments, which in turn is subject to the supervision and control of the Board, ING IM, in its discretion, would determine and select the securities to be purchased for and sold from International Value Choice Fund and place orders with and gives instructions to brokers, dealers, and others to cause such transactions to be executed.  In the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement, ING IM would not be liable to ING Mutual Funds, its shareholders or to ING Investments for any act or omission resulting in any loss suffered by ING Mutual Funds, International Value Choice Fund or International Value Choice Fund’s shareholders in connection with any service provided under the Proposed Sub-Advisory Agreement.

The Proposed Sub-Advisory Agreement does not contain certain provisions that are contained in the prior sub-advisory agreement with Tradewinds.  Under the prior sub-advisory agreement, among other provisions, Tradewinds was not liable for incorrect or incomplete portfolio securities valuation determinations made by International Value Choice Fund,

International Value Choice Fund’s custodian and/or its portfolio accounting agent, except where the valuation was based on information provided by Tradewinds that was materially incorrect or incomplete as a result of Tradewinds’ gross negligence.  In addition, Tradewinds was permitted to employ or associate with other persons to assist in carrying out Tradewinds’ obligations under the agreement, provided that such person(s) did not act as an “investment adviser” (as defined in the 1940 Act) unless, among other things, the contract with such persons had been approved as required by the 1940 Act.

With respect to indemnification provisions, under the prior sub-advisory agreement with Tradewinds, indemnification was prohibited where an indemnified party’s liability arose from, among other things, such party’s negligence in the performance of that party’s duties.  Under the Proposed Sub-Advisory Agreement, by contrast, indemnification is prohibited if the indemnified party was grossly negligent in the performance of that party’s duties.  The Adviser’s or Sub-Adviser’s negligence, willful misfeasance, bad faith or reckless disregard in the performance of its duties to the Fund, or by reason of the Adviser’s or Sub-Adviser’s breach of its obligations and duties under the agreement, could be a basis for indemnification under the prior sub-advisory agreement with Tradewinds (provided such indemnification is not prohibited under the applicable provision described above).  Under the Proposed Subadvisory Agreement, by contrast, the Adviser or Sub-Adviser need only have exercised bad faith or willful misfeasance in the performance of its duties or have recklessly disregarded its obligations and duties under the Agreement to provide a basis for indemnification (provided such indemnification is not prohibited under the applicable provision described above).

The sub-advisory fee payable under the Proposed Sub-Advisory Agreement would be pursuant to the following fee schedule (as a percentage of the Fund’s average daily net assets).  The sub-advisory fee paid by ING Investments for fiscal year ended October 31, 2012 was paid to the former sub-adviser, Tradewinds.

	Annual Sub-Advisory Fee (as a percentage of average daily net assets)	Sub-Advisory Fees Paid for Fiscal Year Ended October 31, 2012
International Value Choice Fund	0.50%	$134,983

If Proposal Two is approved by shareholders and Proposal One is not, the Proposed Sub-Advisory Agreement is expected to become effective on or around March 14, 2013 and will remain in full force and effect, unless otherwise terminated, through March 14, 2015.  Thereafter, unless earlier terminated, the Proposed Sub-Advisory Agreement shall continue in full force and effect for periods of one year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of the Board; or (ii) the vote of a majority of the outstanding voting shares of International Value Choice Fund, and provided that such continuance is also approved by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

The Proposed Sub-Advisory Agreement may be terminated by ING Investments at any time, upon sixty (60) days’ written notice to ING IM and International Value Choice Fund; by International Value Choice Fund at any time without payment of any penalty, upon the vote of a majority of International Value Choice Fund’s Board; or a majority of the outstanding voting securities of International Value Choice Fund, upon sixty (60) days’ written notice to ING Investments and ING IM.

Are any changes expected to International Value Choice Fund’s fee structure due to the appointment of ING IM as sub-adviser?

International Value Choice Fund’s fee structure is not expected to change with the appointment of ING IM as sub-adviser under the Proposed Sub-Advisory Agreement.

Who are the other service providers to International Value Choice Fund?

ING Investments Distributor, LLC is the principal underwriter and distributor for International Value Choice Fund.  The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. The Distributor is an affiliate of ING Investments and an indirect, wholly-owned subsidiary of ING Groep. The Fund paid the Distributor $87,701 in underwriting fees for the fiscal year ended October 31, 2012.

During the fiscal year ended October 31, 2012, International Value Choice Fund did not pay any brokerage commissions to affiliated broker-dealers.

What is the required vote?

Shareholders of International Value Choice Fund must approve the Proposed Sub-Advisory Agreement for it to become effective.  Approval of the Proposed Sub-Advisory Agreement by International Value Choice Fund requires the affirmative vote of a “majority of the outstanding voting securities” of International Value Choice Fund, which, for this purpose means the affirmative vote of the lesser of: (1) 67% or more of the voting securities of International Value Choice Fund present at the Special Meeting if more than 50% of the outstanding voting securities of International Value Choice Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of International Value Choice Fund.

What happens if shareholders do not approve Proposal Two?

If shareholders of International Value Choice Fund do not approve the Proposed Sub-Advisory Agreement, International Value Choice Fund will continue to be managed by ING IM under the Interim Agreement until no later than April 29, 2013, and the Board will determine what additional action(s) should be taken.  If shareholders of International Value Choice Fund approve Proposal One and shareholders of International Value Equity Fund approve the Acquired Fund Sub-Adviser Proposal prior to April 29, 2013, International Value Choice Fund would reorganize with and into International Value Equity Fund, regardless of whether shareholders of International Value Choice Fund approve Proposal Two.

What was the process of selecting ING IM as the sub-adviser to International Value Choice Fund?

ING Investments did not conduct a traditional sub-adviser search in connection with recommending the appointment of ING IM as interim and “permanent” sub-adviser to International Value Choice Fund.  After exploring the options, ING Investments determined to recommend to the Board the reorganization of International Value Choice Fund into another ING fund.  On September 6, 2012, ING Investments recommended, and the Board approved, the Reorganization with and into International Value Equity Fund.  In anticipation of the merger, ING Investments recommended and the Board approved the termination of the Sub-Advisory Agreement between Tradewinds and ING Investments and approved the Interim Agreement between ING Investments and ING IM, the sub-adviser to International Value Equity Fund.

What are the factors that were considered by the Board?

At a meeting of the Board held on September 6, 2012, the Board, including a majority of the Independent Trustees, determined to:  (1) approve the Reorganization of International Value Choice Fund with and into International Value Equity Fund, subject to shareholder approval of the Reorganization; (2) terminate Tradewinds as sub-adviser to International Value Choice Fund effective November 13, 2012; (3) appoint ING IM as sub-adviser to International Value Choice Fund effective as of the close of business on November 13, 2012; (4) approve an interim sub-advisory agreement  with ING IM that became effective on November 30, 2012 (the “Interim Agreement”), under which ING IM serves as the sub-adviser to International Value Choice Fund and provides day-to-day management services to International Value Choice Fund for a period of up to 150 days; and (5) approve the Proposed Sub-Advisory Agreement with ING IM under which it would continue to serve as Sub-Adviser to the Fund upon expiration of the 150 day period of the Interim Agreement.  The Proposed Sub-Advisory Agreement is subject to shareholder approval and is expected to become effective on or about March 14, 2013.  The Interim Agreement was put into place to bridge the period between the termination of Tradewinds and the date of a Special Meeting of Shareholders that was called for the purpose of determining whether to approve the Proposed Sub-Advisory Agreement.

In determining whether to approve the Interim Agreement and the Proposed Sub-Advisory Agreement with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether these Sub-Advisory Agreements with ING IM should be approved for the International Value Choice Fund.  The materials provided to the Board to inform its consideration of whether to approve the Interim Agreement and the Proposed Sub-Advisory Agreement with ING IM included the following:  (1) ING IM’s presentation before the Joint Meeting of the Domestic Equity Funds Investment Review Committee and the International/Balanced/Fixed Income Funds Investment Review Committee at their September 5, 2012 meeting; (2) memoranda and related materials provided to the Board in advance of its September 6, 2012 meeting discussing: (a) Management’s rationale for proposing the Reorganization and appointing ING IM as the sub-adviser to International Value Choice Fund including the turnover in the portfolio management team, changes in leadership at Tradewinds, including the recent departure of Tradewinds’ CIO and the significant outflows from the Fund that followed, and the Fund’s performance relative to its benchmark and Selected Peer Group, (b) the performance of ING IM in managing the International Value Strategy, which is managed in an investment style that is similar to its proposed management of the ING International Equity Fund which International Value Choice Fund was proposed to merge into, and (c) ING IM’s considerable firm-wide resources, investment philosophy, and overall investment process; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the performance and projected net expense ratio of International Value Choice Fund as compared with a representative group of mutual funds with similar investment programs to the investment program of the Fund as modified in connection with the appointment of ING IM; (4) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the form of the Sub-Advisory Agreements; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM, the Board, including a majority of the Non-Interested Trustees, considered a number of factors, including, but not limited to, the following:  (1) the view of ING Investments with respect to the reputation of ING IM as a manager to other portfolios in the ING Funds complex; (2) the strength and reputation of ING IM in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the Interim Agreement and the Proposed Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and their fit among the stable of managers in the ING Funds line-up; (5) the compensation under the Interim Agreement and the Proposed Sub-Advisory Agreement in light of the services to be provided by ING IM; (6) the costs for the services to be provided by ING IM, including that the management fee rate would not change upon the appointment of ING IM; (7) the sub-advisory fee rate payable by ING Investments to ING IM; (8) ING IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING IM in light of the Fund’s investment objective and investor base; and (10) ING IM’s Code of Ethics, which had previously been approved by the Board and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as sub-adviser to the Fund under the Interim Agreement and the Proposed Sub-Advisory Agreement with ING Investments; (2) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Fund’s CCO that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws.  Based on these conclusions and other factors, the Board voted to approve the Interim Agreement and the Proposed Sub-Advisory Agreement for the Fund.  During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Two is in the best interests of International Value Choice Fund and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including the majority of the Independent Trustees present at its September 6, 2012 meeting, approved the Proposal and voted to recommend to shareholders that they approve Proposal Two. The Board is therefore recommending that the Fund’s shareholders vote “FOR” Proposal Two to appoint ING IM as sub-adviser to International Value Choice Fund and the implementation of the Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization

The Funds are each organized as a separate series of ING Mutual Funds (“IMF”), an open-end management investment company organized as a Delaware statutory trust.  IMF is governed by a board of trustees consisting of ten (10) members.  For more information on the history of IMF, see the Statement of Additional Information (“SAI”) of the Funds dated February 29, 2012.

Dividends and Other Distributions

The Funds generally distribute most or all of their net earnings in the form of dividends, consisting of ordinary income and capital gains distributions.  Each Fund distributes capital gains, if any, annually.  Each Fund also declares and pays dividends consisting of ordinary income, if any, annually. To comply with federal tax regulations, the Funds may also pay an additional capital gains distribution.

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of a Fund invested in another ING Fund that offers the same class of shares.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Funds as of December 31, 2012 and on a pro forma basis as of December 31, 2012, giving effect to the reorganization

	ING International Value Choice Fund	ING International Value Equity Fund (formerly, ING Global Value Choice Fund)	Pro Forma Adjustments		ING International Value Equity Fund (formerly, ING Global Value Choice Fund) Pro Forma Combined
Class A:
Net Assets	$17,493,623	$77,106,819	—		$94,600,442
Shares outstanding	1,858,994	2,853,363	(1,211,636	)(A)	3,500,720
Net asset value per share	$9.41	$27.02			$27.02

Class B:
Net Assets	$338,120	$2,946,755	—		$3,284,875
Shares outstanding	36,053	101,019	(24,462	)(A)	112,610
Net asset value per share	$9.38	$29.17			$29.17

Class C:
Net Assets	$2,442,837	$49,481,940	—		$51,924,777
Shares outstanding	260,823	1,954,716	(164,322	)(A)	2,051,217
Net asset value per share	$9.37	$25.31			$25.31

Class I:
Net Assets	$1,112,161	$27,189,777	—		$28,301,938
Shares outstanding	118,080	998,021	(77,257	)(A)	1,038,843
Net asset value per share	$9.42	$27.24			$27.24

Class W:
Net assets	$66,574	$7,502,650	—		$7,569,224
Shares outstanding	6,934	275,716	(4,488	)(A)	278,163
Net asset value per share	$9.60	$27.21			$27.21

(A) Reflects new shares issued, net of retired shares of ING International Value Choice Fund.  (Calculation:  Net Assets ÷ NAV per share)

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of International Value Choice Fund’s shareholders.

How is my proxy being solicited?

This Proxy Statement/Prospectus is being furnished by the Board in connection with the solicitation of proxies for the Special Meeting.  Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about January 25, 2013.  In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

International Value Choice Fund has retained Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $6,900, which will be borne by the Adviser (or an affiliate).  As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below.  The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail.  The Solicitor’s representative will explain the process, read the proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable Proposal.  Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement.  The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot.  Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at 1-866-704-4437.  In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.  Please complete and execute your Proxy Ballot.  If you followed the instructions when you voted, your proxies will vote your shares as you have directed.  If you submitted your Proxy Ballot but did not vote on a Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”  Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with ING Mutual Funds a written revocation or a duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.  In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the

Proposals, and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements

Each shareholder of International Value Choice Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  One third of the interests in the trust present in person or by proxy shall constitute a quorum.  Shares have no preemptive or subscription rights.

Only shareholders of International Value Choice Fund at the close of business on the Record Date will be entitled to be present and give voting instructions for International Value Choice Fund at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Proxy Card must be received no later than 5:00 P.M. on March 13, 2013.  As of the Record Date, the following shares of beneficial interest of International Value Choice Fund were outstanding and entitled to vote:

Class	Shares Outstanding
A	1,859,838.384
B	35,736.179
C	278,937.380
I	117,836.418
W	6,932.102
Total	2,299,280.463

If there are insufficient votes to approve any Proposal or for any other reason permitted under the organizational documents of ING Mutual Funds and applicable law, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, or present at the Special Meeting, an abstention or broker non-vote will have the effect of a vote against such matters.

To the knowledge of the Adviser, as of the Record Date no current Trustee owns 1% or more of the outstanding shares of the Funds, and the officers and Trustees own, as a group, less than 1% of the shares of each Fund.

Appendix E hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any class of International Value Choice Fund or International Value Equity Fund.

Can shareholders submit proposals for consideration in a Proxy Statement?

International Value Choice Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in the Proxy Statement/Prospectus comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting.  At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement/Prospectus.

What is “householding”?

Only one copy of this Proxy Statement/Prospectus may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180.  If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at 1-800-992-0180.

How can shareholders access other Fund documents?

The following documents are incorporated by reference: (i) the SAI dated January 25, 2013, relating to this Proxy Statement/Prospectus; (ii) the Prospectuses and SAI for International Value Choice Fund dated February 29, 2012 (File No: 811-07428), as supplemented; and (iii) the Prospectuses and SAI for International Value Equity Fund dated February 29, 2012 (File No: 811-07428), as supplemented.  For a copy of the current prospectus, SAI, annual report, and semi-annual report for each Fund without charge, or for a copy of the SAI relating to this Proxy Statement/Prospectus, contact the Funds at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or call (800) 992-0180.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials, and other information with the SEC.  You can copy and review information about each Fund at the SEC’s Public Reference Room in Washington, D.C.  You may obtain more information on the Public Reference Room by calling the SEC at 1-202-551-8090.  Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

Who pays for this Proxy Solicitation/Prospectus?

The Adviser (or an affiliate) will pay the expenses in connection with the Notice and this Proxy Statement/Prospectus and the Special Meeting of Shareholders.  These expenses include the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

In order that the presence of a quorum at the special meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the Internet.  Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.
Secretary

January 16, 2013
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

APPENDIX A:  AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 6th day of September, 2012, by ING Mutual Funds (“IMF”), a Delaware statutory trust with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on behalf of ING Global Value Choice Fund (to be renamed ING International Value Equity Fund on or about November 30, 2012) (the “Acquiring Fund”) and ING International Value Choice Fund (the “Acquired Fund”), each a separate series of IMF.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class I and Class W voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of IMF has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, by the Acquiring Fund are in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of IMF has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.         Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.         The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.         The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date.  The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income

(computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.         Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record with respect to its Class A, Class B, Class C, Class I and Class W shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1; and (ii) completely liquidate.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”).  The aggregate net asset value of Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares to be so credited to shareholders of Class A, Class B, Class C, Class I and Class W shares of the Acquired Fund shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date.  All issued and outstanding Class A, Class B, Class C, Class I and Class W Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class I and Class W shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3.  The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares in connection with such exchange.

1.5.         Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, as defined in paragraph 3.3.

1.6.         Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.                                      VALUATION

2.1.         The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Board of Trustees of IMF.

2.2.         The net asset value of a Class A, Class B, Class C, Class I and Class W Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional and valuation procedures established by the Board of Trustees of IMF.

2.3.         The number of the Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C, Class I and Class W shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same Class determined in accordance with paragraph 2.2.

2.4.         All computations of value shall be made by the Acquired Fund’s designated record keeping agent and shall be subject to review by Acquiring Fund’s record keeping agent and by each Fund’s respective independent registered public accounting firm.

3.                                      CLOSING AND CLOSING DATE

3.1.         The Closing Date shall be March 22, 2013 or such other date as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time.  The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

3.2.         The Acquired Fund shall direct the Bank of New York Mellon, as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.         The Acquired Fund shall direct BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class I and Class W shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.         In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of IMF, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.                                      REPRESENTATIONS AND WARRANTIES

4.1.         Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of IMF, IMF, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)           The Acquired Fund is duly organized as a series of IMF, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under IMF’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)           IMF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)           The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IMF’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IMF, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IMF, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)           All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

(h)           Except as otherwise disclosed in writing to and accepted by IMF, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  IMF, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2011 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)            Since October 31, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(k)           On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)            For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 therunder;

(m)          All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of IMF, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)           The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)           The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.         Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of IMF, IMF, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)           The Acquiring Fund is duly organized as a series of IMF, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under IMF’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)           IMF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, are in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)           The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)            The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IMF’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IMF, on behalf of the Acquiring Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IMF, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)           Except as otherwise disclosed in writing to and accepted by IMF, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against IMF, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business.  IMF, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)           The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at October 31, 2011 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)            Since October 31, 2011, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change);

(j)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)           For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 thereunder;

(l)            All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by IMF and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)          The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of IMF, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)           The Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o)           The information to be furnished by IMF for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)           That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials with respect to the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.                                      COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.         The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.         The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.         The Acquired Fund covenants that the Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.         The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5.         Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.         The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7.         As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares received at the Closing.

5.8.         The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.         IMF, on behalf of the Acquired Fund, covenants that IMF will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as IMF, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) IMF’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) IMF’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.                     The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of IMF, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at IMF’s election, to the performance by IMF, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.                            All representations and warranties of IMF, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.                            IMF, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of IMF, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

6.3.                            IMF, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IMF, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.                            The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of IMF, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at IMF’s election, to the performance by IMF, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.                            All representations and warranties of IMF, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.                            IMF shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of  IMF;

7.3.                            IMF, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of IMF, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4.                            IMF, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IMF, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.                            The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.                            The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to IMF, on behalf of the Acquired Fund, or IMF, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.                            The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of IMF’s Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, IMF may not, either on behalf of the Acquiring Fund or on behalf of the Acquired Fund, waive the conditions set forth in this paragraph 8.1;

8.2.                            On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.                            All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by IMF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4.                            The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.                            The parties shall have received the opinion of Dechert LLP addressed to IMF substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of IMF.  Notwithstanding anything herein to the contrary, neither Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

9.                                      BROKERAGE FEES AND EXPENSES

9.1.                            IMF, on behalf of each of the Acquired Fund, and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2                               The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Fund (or an affiliate of the investment adviser). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.                                     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.                     The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.                     The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.

11.       TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before June 30, 2013, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.       AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of IMF; provided, however, that following the meeting of the shareholders of the Acquired Fund called by IMF pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.       NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

ING Mutual Funds

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Attn: Jeffrey S. Puretz.

14.       HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.                     The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.                     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.                     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.4.                     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.                     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Fund or the Acquiring Fund, as the case may be, as provided in the Declaration of Trust of IMF.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ING MUTUAL FUNDS, on behalf of its
ING Global Value Choice Fund series

By:
Name:	Todd Modic
Title:	Senior Vice President

ING MUTUAL FUNDS, on behalf of its
ING International Value Choice Fund series

By:
Name:	Kimberly A. Anderson
Title:	Senior Vice President

APPENDIX B:  ADDITIONAL INFORMATION REGARDING INTERNATIONAL VALUE EQUITY FUND (FORMERLY, ING GLOBAL VALUE CHOICE FUND)

Class of Shares

Choosing A Share Class

When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of the ING International Value Equity Fund (the “Fund”); (2) the amount of your investment; (3) the expenses you’ll pay for each class, including ongoing annual expenses along with the initial sales charge or the contingent deferred sales charges (“CDSC”); and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.

The tables below summarize the features of the classes of shares available through this Prospectus. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.  Specific Fund charges may vary so you should review the Fund’s fee table as well as the section entitled “Sales Charges” in this Prospectus.

Summary of primary differences among share classes:

Class A

Initial Sales Charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent Deferred Sales Charge	None (except that with respect to purchases of $1 million or more for which the initial sales charge was waived, a charge of 1.00% applies to redemptions made within 18 months)(1)
Distribution and/or Shareholder Services (12b-1) Fees	0.25% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class B

Initial Sales Charge	None
Contingent Deferred Sales Charge	5.00% declining to 0% after six years from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	May not be purchased or acquired except by the reinvestment of dividends and permitted exchanges
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	Automatic conversion to Class A shares after eight years, so annual expenses decrease.

Class C

Initial Sales Charge	None
Contingent Deferred Sales Charge	1.00% if the shares are sold within one year from the

date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class I

Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class W

Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase(1)/Minimum Account Size	$1,000/$1,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

(1)         There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more but will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase.

(2)         Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.

Please refer to the minimum investments table on page B-9 for additional information.

The relative impact of the initial sales charge, if applicable, and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower NAV than Class A shares.

Because the Fund may not be able to identify an individual investor’s trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. The Fund cannot ensure that they will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.

You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI dated February 29, 2012 discusses specific classes of investors who may be eligible for a reduced sales charge. Before investing you should discuss which share class may be right for you with your financial intermediary.

Distribution Plan and/or Shareholder Service Plan

The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.

The Fund has adopted a 12b-1 Plan for Class A, Class B, and Class C shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

Fund	Class A	Class B	Class C
ING International Value Equity	0.25%	1.00%	1.00%

Sales Charges

The Fund makes available in a clear and prominent format, free of charge, on its website, (www.INGInvestment.com), information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers, eligibility minimums, and purchases of the Fund’s shares. The website includes hyperlinks that facilitate access to the information.

Class A Shares

This section includes important information about sales charges and sales charge reduction programs available to investors in the Fund’s Class A shares and describes the information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Class A shares of the Fund are sold subject to the following sales charge:

Your Investment	As a % of the offering price	As a % of net asset value
Less than $50,000	5.75	6.10
$50,000 - $99,999	4.50	4.71
$100,000 - $249,999	3.50	3.63
$250,000 - $499,999	2.50	2.56
$500,000 - $999,999	2.00	2.04
$1,000,000 and over(1)	N/A	N/A

(1)         See “CDSC — Class A Shares” below.

Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998 at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Funds.

CDSC — Class A Shares

Investments of $1 Million or More.  There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a 1.00% CDSC if they are redeemed within 18 months from the date of purchase.

CDSC — Class B and Class C Shares

Unless you are eligible for a waiver, if you sell your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules.  It is the responsibility of your financial intermediary to ensure that you are credited with the proper holding period for the shares redeemed.

Class B and Class C shares are offered at their NAV per share without any initial sales charge.  However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them.  The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption.  The CDSCs are as follows:

Class B Deferred Sales Charge

Years after Purchase	CDSC on shares being sold
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

Class C Deferred Sales Charge

Years after Purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	None

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.

There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

CDSC on Exchange into ING Senior Income Fund

You are not required to pay an applicable CDSC upon an exchange from the Fund described in this Proxy/Prospectus into ING Senior Income Fund.  However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by ING Senior Income Fund, the Fund’s CDSC will apply.  After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.

Reduced or Waived Front-End Sales Charges

Investors in the Fund could reduce or eliminate sales charges applicable to the purchase of Class A shares through utilization of the Letter of Intent, Rights of Accumulation, or Combination Privilege.  These programs are summarized below and are described in greater detail in the SAI dated February 29, 2012.

You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules.  You may do this by:

•                  Letter of Intent — lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once;

•                  Rights of Accumulation — lets you add the value of shares of any open-end ING Fund (excluding ING Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge; or

•                  Combination Privilege — shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

In addition, certain investors may be eligible for special purchases of Class A shares at NAV.  This may be done by:

•                  Reinstatement Privilege — If you sell Class A shares of the Fund (or shares of other ING Funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of any ING Fund within 90 days.  For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative or see the SAI dated February 29, 2012; or

•                  Purchases by Certain Accounts — Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries. Class A shares may also be purchased at NAV by shareholders that purchase the Fund through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares.

See the Account Application or the SAI dated February 29, 2012 for additional information regarding the reduction of Class A shares’ charges, or contact your financial intermediary or a Shareholder Services Representative for more information.

Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his/her financial intermediary must notify the Distributor that the investor qualifies for such reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers.

CDSC Waivers.  If you notify the Fund’s transfer agent, BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), at the time of redemption, the CDSC for Class A, Class B, and Class C shares will be waived in the following cases:

•                  Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•                  For  Class B and Class C shares, pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder’s account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

•                  Mandatory distributions from an employer sponsored tax-deferred retirement plan or an Individual Retirement Account (“IRA”).

•                  Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.

Reinstatement Privilege.   If you sell Class A, Class B, or Class C shares of the Fund you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class B or Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the SAI dated February 29, 2012 for more information. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund held in all of the investor’s accounts held directly with the Fund or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

How Shares Are Priced

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

The NAV per share for each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share for each class of the Fund is calculated by taking the value of the Fund’s assets attributable to the class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Fund invests in other open-end funds (other than exchange-traded funds (“ETFs”)), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Fund will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund’s NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. When market quotations are not available or are deemed unreliable, the Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

•                  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•                  Securities of an issuer that has entered into a restructuring;

•                  Securities whose trading has been halted or suspended;

•                  Fixed-income securities that have gone into default and for which there are no current market value quotations; and

•                  Securities that are restricted as to transfer or resale.

The Fund or the Adviser may rely on the recommendations of a fair value pricing service approved by the Fund’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Fund’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

When you buy shares, you pay the net asset value NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

How to Buy Shares

Make your investment using the methods outlined in the following table.

Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.

By Mail	Make your check payable to ING Funds and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application

Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to ING Funds to the address on the account statement.  Please write your account number on the check.

By Wire	Call Shareholder Services at (800) 992-0180 to obtain an account number and indicate your financial intermediary on the account.	Wire the funds in the same manner described under “Opening an Account.”

Instruct your bank to wire funds to the Fund in the care of:

Bank of New York Mellon
ABA# 011001234
Credit to:  BNY Mellon Investment Servicing
(U.S.) Inc. as Agent for ING Funds
A/C #0000733938; for further credit to
Shareholder A/C #
(A/C # you received over the telephone)

Shareholder Name: (Your Name Here)

After wiring funds you must complete the Account Application and send it to: ING Funds P.O. Box 9772 Providence, RI 02940-9772

Customer Identification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Fund, the Distributor, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:

•                  Name;

•                  Date of birth (for individuals);

•                  Physical residential address (although post office boxes are still permitted for mailing); and

•                  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

Federal law prohibits the Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler’s checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.

The Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Class A, Class B, and Class C Shares

Class A and Class C shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.

Class B shares are closed to new investors and additional investments from existing shareholders except in connection with the reinvestment of any distributions and permitted exchanges.

Class I Shares

Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative, as stated above; (7) retirement plans affiliated with ING Groep; (8) ING Groep affiliates for purposes of corporate cash management; and (9) other registered investment companies.

Class W Shares

Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; and (8) by other ING Funds in the ING Family of Funds.

In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by ING) into an ING Fund or through an ING approved broker-dealer (currently, ING Financial Partners, Inc.): (1) current and retired officers and Directors/Trustees of the ING Funds; (2) current and retired officers, directors, and full-time employees of ING Investments, LLC, Directed Services LLC, any ING Fund’s sub-adviser, ING Investments Distributor, LLC, and any affiliate of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); and (5) discretionary advisory accounts of ING Investments, LLC, Directed Services LLC, any ING Fund’s sub-adviser, or ING Investments Distributor, LLC.

Retirement Plans

The Fund has available prototype qualified retirement plans for corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.

Make your investment using the purchase minimum guidelines in the following table.

Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Regular accounts	A/C/W(1)	$1,000	No minimum
	I(1)	$250,000
Retirement accounts	A/C	$250	No minimum
	I(1)	$250,000
Pre-Authorized Investment Plan	A/C	$1,000	At least $100/month
Certain omnibus accounts	A/C	$250	No minimum

(1)         Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.

How to Sell Shares

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, the Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary

You may sell shares by contacting your financial intermediary.  Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.

By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

ING Funds P.O. Box 9772 Providence, RI 02940-9772

If certificated shares have been issued, the certificate must accompany the written request.  Corporate investors and other associations must have an appropriate certification on file authorizing redemptions.  A suggested form of such certification is provided on the Account Application.  A signature guarantee may be required.

By Telephone — Expedited Redemption

You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.

Receiving Proceeds By Check:

You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.

Receiving Proceeds By Wire:

You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

Class A and Class C

•                  Your account must have a current value of at least $10,000.

•                  Minimum withdrawal amount is $100.

•                  You may choose from monthly, quarterly, semi-annual or annual payments.

Class I and Class W

•                  Your account must have a current value of at least $250,000 or $1,000 for Class I and Class W shares, respectively.

•                  Minimum withdrawal amount is $1,000.

•                  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI dated February 12, 2012.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the transfer agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the transfer agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the transfer agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the transfer agent of a request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.

A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI dated February 29, 2012 for more details on the medallion signature guarantee program.

The Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

Telephone Orders

The Fund and the transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and the transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and the transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Small Accounts

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund’s minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

How to Exchange Shares

Exchanges Between Shares of ING Funds

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the ING Fund to be received in the exchange. If you purchase Class A shares of ING Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another ING Fund. Additionally, Class L shares of ING Money Market Fund may be exchanged for Class C shares of any other ING Fund.

If you exchange shares of a Fund that are subject to a CDSC into shares of another ING Fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.

If you acquired Class L shares of ING Money Market Fund through an exchange from Class C shares of an ING Fund that were subject to a CDSC and then exchange your Class L shares of ING Money Market Fund for Class C shares of another ING Fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of ING Money Market Fund will not count toward the CDSC holding period.

If you acquired Class L shares of ING Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of ING Money Market Fund into Class C shares of another ING Fund, you will become subject to any CDSC that applies to the ING Fund into which you exchange. The time you held your Class L shares of ING Money Market Fund will not count toward the CDSC holding period of the ING Fund into which you exchanged.

Exchanges Between Classes of Shares of the Same Fund

You may exchange Class B, Class C, and Class W shares of a Fund for Class I shares of the same Fund, or you may exchange Class A shares and Class I shares of a Fund for any other class of the same Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired; and (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through an ING approved broker-dealer (currently, ING Financial Partners, Inc.) All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.

Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of ING Funds.

Additional Information About Exchanges

Fees and expenses differ among ING Funds and among share classes of the same Fund. Please read the prospectus for the ING Fund and share class you are interested in prior to exchanging into that ING Fund or share class. Contact your financial intermediary or consult your plan documents for additional information.

An exchange of shares of a Fund for shares of another ING Fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among ING Funds and among classes of shares of the same Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for ING Senior Income Fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of ING Senior Income Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

In addition to each Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

You will automatically have the ability to request an exchange between ING Funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.  A Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.

Systematic Exchange Privilege

Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days’ prior written notice to shareholders.

Frequent Trading - Market Timing

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder’s or retirement plan participant’s intermediary, that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange;

extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund’s frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Fund will not be liable for any loss resulting from rejected orders or other actions as described above.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing and Reference Data, Inc. provides such services to the Fund. However, to the extent that the Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Fund’s shares which negatively affects long-term shareholders.

The Fund’s Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund. In general, shareholders may make exchanges among their accounts with ING Funds once every thirty (30) days. However, the Fund prohibits frequent trading. The Fund has defined frequent trading as follows:

•                  Any shareholder or financial adviser initiated exchanges among all their accounts with the Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;

•                  Trading deemed harmful or excessive by the Fund (including but not limited to patterns of purchases and redemptions), in its sole discretion; and

•                  Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.

The following transactions are excluded when determining whether trading activity is excessive:

•                  Purchases and sales of Fund shares in the amount of $5,000 or less;

•                  Transfers associated with systematic purchases or redemptions;

•                  Purchases and sales of funds that affirmatively permit short-term trading;

•                  Rebalancing to facilitate fund-of-fund arrangements or the Fund’s systematic exchange privileges;

•                  Purchases or sales initiated by ING Funds; and

•                  Transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund’s policy.

Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.

If a violation of the policy is identified, the following action will be taken:

•                  Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.

•                 Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred eighty (180) days.

•                  No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.

On the next business day following the end of the ninety (90) or one hundred eighty (180) day suspension any trading restrictions placed on the account(s) shall be removed.

The Fund reserves the right to modify this policy at any time without prior notice.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients’ transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Fund’s Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund. There is no assurance that the Fund’s Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

In some cases, the Fund will rely on the intermediaries’ excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

Payments to Financial Intermediaries

ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “ING”) may compensate an intermediary for selling ING mutual funds.

Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each broker-dealer selling the Fund defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund’s Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in ING mutual funds; (2) a percentage of that entity’s gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer’s satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund’s shares held by the broker-dealer’s customers; or (2) 0.30% of the value of the Fund’s shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.

The Fund’s Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds as of the last calendar year are:

Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Financial Network Investment Corporation; ING Financial Advisers, LLC; ING Financial Partners, Inc.; ING Life Insurance & Annuity; ING Variable Annuity; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services Corporation; Oppenheimer & Co., Inc.; Pershing, LLC; PrimeVest Financial Services, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Sharebuilder Securities Corporation; Stifel Nicolas & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, LLC; and Wells Fargo Advisors, LLC.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

Dividends, Distributions, and Taxes

Dividends and Distributions

The Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually. The Fund also declares dividends and pays dividends consisting of ordinary income, if any, annually.

To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution.

Dividend Reinvestment

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of the Fund invested in another ING Fund that offers the same class of shares.  If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end ING Fund.

Tax Matters

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. The following assumes that the Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor.

The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

For taxable years beginning before January 1, 2013 (unless extended further by Congress), distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.

Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

You will be notified after each calendar year of the amount of income, dividends, and net capital gains distributed. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

The Fund is required to withhold a portion, currently 28% (scheduled to increase to 31% after 2012, if not extended further by Congress), of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with a shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.

Shareholders that invest in the Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.

Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may elect (the “Foreign Election”) to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by it. If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).  It is anticipated that the Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Cost Basis Reporting. Effective January 1, 2012, the Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.

Medicare Tax.  For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Please see the SAI dated February 29, 2012 for further information regarding tax matters.

Account Policies

Account Access

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.INGInvestment.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.

Privacy Policy

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.INGInvestment.com, or see the privacy promise that accompanies any Prospectus obtained by mail.

Householding

To reduce expenses, we may mail only one copy of the Fund’s Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Fund for the period of the share class’ operations.  Certain information reflects financial results for a single share.  The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions).  This information has been derived from the Fund’s financial statements that were audited by KPMG LLP, an independent registered public accounting firm.  The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated October 31, 2012, are incorporated by reference.

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data
Year or period	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)%			%	%		%		%		($000’s)	(%)
ING International Value Equity Fund (formerly, ING Global Value Choice Fund)
Class A
10-31-12	32.23	0.29	•	(2.74)	(2.45)	0.31	3.05	—	3.36	0.02	26.44	(7.71	)(a)	1.58	1.51		1.47		1.05		82,688	35
10-31-11	31.83	0.21		0.66	0.87	0.47	—	—	0.47	—	32.23	2.69		1.43	1.43		1.42		0.70		233,166	67
10-31-10	26.25	0.10		5.61	5.71	0.17	—	—	0.17	0.04	31.83	21.97	(b)	1.50	1.49		1.48		0.44		200,835	49
10-31-09	16.84	0.12	•	9.29	9.41	—	—	—	—	—	26.25	55.88		1.58	1.50	†	1.49	†	0.56	†	107,499	81
10-31-08	28.40	0.11		(11.51)	(11.40)	0.16	—	—	0.16	—	16.84	(40.34)		1.62	1.55	†	1.53	†	0.41	†	38,258	73
Class B
10-31-12	34.28	0.12	•	(2.94)	(2.82)	—	3.05	—	3.05	0.02	28.43	(8.35	)(a)	2.33	2.26		2.22		0.42		3,256	35
10-31-11	33.82	(0.04	)•	0.70	0.66	0.20	—	—	0.20	—	34.28	1.94		2.18	2.18		2.17		(0.12)		5,771	67
10-31-10	28.00	(0.11)		5.96	5.85	0.07	—	—	0.07	0.04	33.82	21.07	(b)	2.25	2.24		2.23		(0.34)		7,557	49
10-31-09	18.10	(0.05)		9.95	9.90	—	—	—	—	—	28.00	54.70		2.33	2.25	†	2.24	†	(0.19	)†	7,105	81
10-31-08	30.58	(0.11	)•	(12.37)	(12.48)	—	—	—	—	—	18.10	(40.81)		2.37	2.30	†	2.28	†	(0.39	)†	6,722	73
Class C
10-31-12	30.27	0.08	•	(2.57)	(2.49)	0.08	3.05	—	3.13	0.02	24.67	(8.36	)(a)	2.33	2.26		2.22		0.32		52,628	35
10-31-11	30.03	(0.01	)•	0.60	0.59	0.35	—	—	0.35	—	30.27	1.93		2.18	2.18		2.17		(0.05)		134,665	67
10-31-10	24.88	(0.09	)•	5.28	5.19	0.08	—	—	0.08	0.04	30.03	21.04	(b)	2.25	2.24		2.23		(0.33)		103,709	49
10-31-09	16.08	(0.05)		8.85	8.80	—	—	—	—	—	24.88	54.73		2.33	2.25	†	2.24	†	(0.30	)†	48,308	81
10-31-08	27.18	(0.09)		(10.99)	(11.08)	0.02	—	—	0.02	—	16.08	(40.79)		2.37	2.30	†	2.28	†	(0.36	)†	21,045	73
Class I
10-31-12	32.58	0.26	•	(2.69)	(2.43)	0.43	3.05	—	3.48	0.02	26.69	(7.54	)(a)	1.26	1.26		1.22		0.90		30,701	35
10-31-11	32.14	0.37	•	0.62	0.99	0.55	—	—	0.55	—	32.58	3.04		1.08	1.08		1.07		1.09		241,105	67
10-31-10	26.46	0.25	•	5.63	5.88	0.24	—	—	0.24	0.04	32.14	22.49	(b)	1.12	1.11		1.10		0.84		152,120	49
10-31-09	16.92	0.18	•	9.36	9.54	—	—	—	—	—	26.46	56.38		1.18	1.17	†	1.16	†	0.82	†	10,388	81
10-31-08	28.57	0.22		(11.59)	(11.37)	0.28	—	—	0.28	—	16.92	(40.13)		1.22	1.22	†	1.20	†	0.76	†	5,794	73
Class W
10-31-12	32.50	0.37	•	(2.76)	(2.39)	0.39	3.05	—	3.44	0.02	26.69	(7.43	)(a)	1.33	1.26		1.22		1.32		8,308	35
10-31-11	32.07	0.29	•	0.68	0.97	0.54	—	—	0.54	—	32.50	2.98		1.18	1.18		1.17		0.87		25,458	67
10-31-10	26.46	0.21	•	5.60	5.81	0.24	—	—	0.24	0.04	32.07	22.23	(b)	1.25	1.24		1.23		0.73		30,105	49
06-01-09(4)-10-31-09	24.24	(0.08	)•	2.30	2.22	—	—	—	—	—	26.46	9.16		1.18	1.17	†	1.16	†	(0.79	)†	250	81

(1)                                      Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)                                      Annualized for periods less than one year.

(3)                                      Expense ratios reflect operating expenses of the Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.

(4)                                      Commencement of operations.

(a)                                      Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for the Fund would have been (7.77)%, (8.42)%, (8.43)%, (7.61)% and (7.50)% on Classes A, B, C, I and W, respectively.

(b)                                      Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, the Fund’s total return would have been 21.82%, 20.92%, 20.89%, 22.34% and 22.08% on Classes A, B, C, I and W, respectively.

•                                            Calculated using average number of shares outstanding throughout the period.

†                                            Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

APPENDIX C:  FORM OF PROPOSED SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

ING MUTUAL FUNDS

AGREEMENT made this 1st day of August 2003 between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and Aeltus Investment Management, Inc. [now named ING Investment Management Co. LLC], a Connecticut corporation (the “Sub-Adviser”).

WHEREAS, ING Mutual Funds (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated September 23, 2002 (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)                                 The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)                                     The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)                                  The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the

Sub-Adviser or of its affiliates.

(iii)                               In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)                              The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)                                 The Sub-Adviser will provide the Manager, no later than the 10th  business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)                              The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)                                 The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month’s end:

(i)                                     A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)                                  Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)                               Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(c)                                  The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(d)                                 The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(e)                                  The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Marketing Materials.

(a)                                 During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)                                 During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.  Compliance.

(a)                                 The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)                                 The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)                                  The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Fund and further agrees to promptly make available to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

11.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

12.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

13.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

14.  Indemnification.

(a)                                 The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)                                 Notwithstanding Section 13 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)                                  The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)                                 The Sub-Adviser shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

15.  Duration and Termination.

(a)                                 This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of each Series, shall have approved this Agreement.  Unless terminated as provided herein, this Agreement shall remain in full force and effect until September 1, 2004 and continue on an annual basis thereafter with respect to each Series covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 11, 12, 13 and 14 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 15 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)                                 Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Mutual Funds

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention:  Kimberly A. Anderson

If to the Sub-Adviser:

Aeltus Investment Management, Inc.

10 State House Square

Hartford, CT  06103-3602

Attention:  Michael Gioffre

16.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

17.  Miscellaneous.

(a)                                 This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)                                 The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)                                  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)                                 To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)                                  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)                                   Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)                                  This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Michael J. Roland
Executive Vice President

AELTUS INVESTMENT MANAGEMENT, INC.
[now named ING Investment Management Co. LLC]

By:

Title

AMENDED SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

ING INVESTMENT MANAGEMENT CO. LLC

Series	Annual Sub-Adviser Fee
(as a percentage of average daily net assets allocated to the Sub-Adviser)

ING Diversified Emerging Markets Debt Fund	0.315%

ING Global Bond Fund	0.18%

ING Global Natural Resources Fund	0.4500% of first $50 million of assets 0.3375% for assets in excess of $50 million

ING Index Plus International Equity Fund	0.20%

ING International Value Choice Fund	0.50%

ING International Value Equity Fund (formerly, ING Global Value Choice Fund)	0.405% of first $500 million of assets 0.36% on next $500 million of assets 0.3375% for assets in excess of $1 billion

APPENDIX D:  PRINCIPAL EXECUTIVE OFFICERS

DIRECTORS AND EXECUTIVE OFFICERS OF ING INVESTMENT MANAGEMENT CO. LLC

230 Park Avenue

New York, NY 10169

Name and Title

Jeffrey T. Becker - Director, Chairman and Chief Executive Officer

Michael J. Gioffre - Chief Compliance Officer

Mark D. Weber - Director and Executive Vice President

Shaun P. Mathews - Director and Executive Vice President

Christine L. Hurtsellers - Director and Chief Investment Officer of fixed income and proprietary investments

Paul Zemsky — Executive Vice President

Daniel L. Wilcox — Chief Financial Officer, Senior Vice President and Treasurer

Gerald T. Lins — General Counsel

D-1

APPENDIX E:  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of December 14, 2012:

ING International Value Choice Fund

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*
Bank of American NA TTE Bristol Hospital Pension Account MFO 8508450 PO Box 831757 Dallas, TX 75201	13.9% Class A; Beneficial	11.2%	3.0%

UBS Financial Service Inc Attn: Department Manager 499 Washington Blvd 9th Fl Jersey City, NJ 07310-2055	15.4% Class A; Beneficial	12.5%	7.7%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	18.4% Class A; 10.3% Class C; 30.2% Class W; Beneficial	16.2%	10.5%

MLPF&S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd Floor Jacksonville, FL 32246-6484	20.1% Class B; 23.8% Class C; 42.5% Class I; Beneficial	5.4%	18.7%

First Clearing, LLC A/C 1699-0135 2801 Market Street Saint Louis, MO 63103	32.8% Class B; 13.0% Class C; 36.4% Class I; Beneficial	4.0%	8.0%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	18.4% Class B; 16.6% Class C; 18.6% Class I; Beneficial	3.3%	7.7%

ING National Trust 1 Orange Way Windsor, CT 06095-4773	9.5% Class A; Beneficial	7.7%	4.2%

Patterson & Co FBO USI Services Corp 1055896199 NC 1076 1525 West WT Harris Blvd Charlotte, NC 28288-1076	17.4% Class A; Beneficial	14.1%	3.8%

Judith Emily Johnston TTE Judith Emily Johnston Trust U/A Dated 8/17/1995 843 N Camino Alto	6.5% Class B; Registered	0.1%	0.0. %

1

Vallejo, CA 94589-2623

Raymond James Omnibus For Mutual Funds House Acct. Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716	17.4% Class C; 44.6% Class W; Beneficial	2.2%	2.2%

Janney Montgomery Scott LLC Exclusive Benefit Of Customers 1801 Market St Philadelphia, PA 19103-1628	22.8% Class W; Beneficial	0.1%	0.0%

UBS Financial Services Inc. Attn: Department Manager 499 Washington Blvd 9th Fl Jersey City, NM 07310-2055	8.7% Class A; 6.1% Class C; Beneficial	5.9%	7.7%

ING International Value Equity Fund

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	9.3% Class A; 7.9% Class C; 36.2% Class W; Beneficial	8.4%	10.5%

MLPF&S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd Floor Jacksonville, FL 32246-6484	17.6% Class A; 8.6% Class B; 34.8% Class C; 26.3% Class I; Beneficial	23.5%	18.7%

ING National Trust 1 Orange Way Windsor, CT 06095-4773	18.3% Class I; Beneficial	3.0%	4.2%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	6.5% Class A; 10.6% Class B; 12.3% Class C; 14.2% Class I; Beneficial	7.4%	7.7%

First Clearing, LLC A/C 1699-0135 2801 Market Street Saint Louis, MO 63103	6.7% Class A; 22.4% Class B; 10.7% Class C; 16.3% Class I; Beneficial	9.5%	8.0%

2

Raymond James Omnibus For Mutual Funds House Acct. Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716	6.7% Class C; Beneficial	2.1%	2.2%

Reliance Trust Company Cust FBO ING Americas Deferred Comp Savings Plan PO Box 48529 Ste 200 Atlanta, GA 30362-1529	17.0% Class I Beneficial	2.8%	2.0%

Charles Schwab & Co Inc. Special Custody Acct. FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	7.1% Class W; Beneficial	0.3%	0.2%

LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 9785 Towne Centre Dr. San Diego, CA 92121	19.3% Class W; Beneficial	0.9%	0.6%

*    On a pro forma basis, assuming that the value of the shareholder’s interest in the Fund on the date of consummation of the Reorganization is the same as on December 14, 2012.

3

PART B

ING Mutual Funds

Statement of Additional Information

January 25, 2013

Acquisition of the Assets and Liabilities of: ING International Value Choice Fund (A Series of ING Mutual Funds) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034

By and in Exchange for Shares of:
ING International Value Equity Fund (formerly, ING
Global Value Choice Fund)
(A Series of ING Mutual Funds)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Mutual Funds (“SAI”) is available to the shareholders of ING International Value Choice Fund (“International Value Choice Fund”), a series of ING Mutual Funds, in connection with a proposed transaction whereby all of the assets and liabilities of International Value Choice Fund will be transferred to ING International Value Equity Fund (formerly, ING Global Value Choice Fund) (“International Value Equity Fund,” together with International Value Choice Fund, the “Funds, each a “Fund”), a series of ING Mutual Funds, in exchange for shares of International Value Choice Fund.

This SAI consists of: (i) this cover page; (ii) the Portfolio Managers’ Report for International Value Equity Fund; (iii) the accompanying pro forma financial statements; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.              The SAI for ING Mutual Funds dated February 29, 2012, as filed on February 27, 2012 (File No: 811-074280).

2.              The Financial Statements of International Value Choice Fund and International Value Equity Fund included in the Annual Reports dated October 31, 2012, as filed on January 7, 2013 and the Semi-Annual Reports dated April 30, 2012, as filed on July 3, 2012 (File No: 811-074280).

This SAI is not a prospectus.  A Proxy Statement/Prospectus dated January 25, 2013, relating to the Reorganization of International Value Choice Fund may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or calling 1-800-366-0066.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

1-B

ING INTERNATIONAL VALUE EQUITY FUND (FORMERLY, ING GLOBAL VALUE CHOICE FUND)

Set forth below is an excerpt from the annual report of ING International Value Equity Fund (formerly, ING Global Value Choice Fund) (“International Value Equity Fund”) dated October 31, 2012.

*  *  *  *

Market Perspective:  Year Ended October 31, 2012.  In the first half of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends gained an impressive 8.71%, including the best first quarter rally since 1998. But in the two months from early April, the index slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. From there the recovery was just as dramatic, not because the data suddenly improved: far from it. It was because central banks, by their actions, made risky assets much more attractive. For the whole fiscal year the Index gained 11.10%. (The MSCI World IndexSM returned 9.45% for the one year ended October 31, 2012, measured in U.S. dollars.)

Much of the first half’s upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast, the three-month average of 245,000 new jobs reported in March slumped to only 94,000 jobs in September. The October report was contradictory, with employers reporting a mediocre 114,000 new jobs created, but 86,000 added to prior months’ estimates. The unemployment rate fell to 7.8% on the basis of an 873,000 increase in the numbers employed, but temporary jobs accounted for two thirds of the increase.

By October, other economic data, from average hourly earnings growth to manufacturing activity and industrial production to gross domestic product (“GDP”) growth were mostly unconvincing. There was some relief in the housing market, however. The final S&P/Case-Shiller 20-City Composite Home Price Index rose for the third month year-over-year.

2-B

Also clearly slowing was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years. And yet despite the dearth of good news, the MSCI World IndexSM ended October over 12% above the low point reached in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

Disillusionment with the European Central Bank’s (“ECB”) Longer Term Refinancing Operations quickly set in, amid a growing backlash against fiscal austerity. In June, a recapitalization bailout for Spain’s shaky banks worth up to €100 billion was tortuously agreed. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, ECB President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” In September, Draghi announced that through “Outright Monetary Transactions”, under certain conditions, the ECB would buy without limitation the 1-3 year bonds on the secondary market of a country in difficulties. German Chancellor Merkel crucially expressed support.

Also in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing that was different from the first two: it was open-ended and data specific. An additional $40 billion of agency mortgage-backed securities would be purchased monthly until and even after the labor market improved “substantially”. Exceptionally low policy interest rates would extend to at least mid-2015.

So the period ended with central bankers sounding increasingly determined to put a floor under the euro and the prices of risky assets. With little else attractive to invest in, this was enough to give those prices a boost.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 5.25% in the one year ended October 31, 2012. While the Barclays Capital U.S. Treasury Index, a sub-index of the BCAB index, underperformed slightly with a return of 3.66%, long-dated Treasuries returned a remarkable 10.40%, just ahead of another sub-index, the Barclays Capital U.S. Investment Grade Corporate Bond Index which rose 10.21%. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained an equity-like 13.58%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 15.21% in the one year ended October 31, 2012. By sector, telecommunications led the way with a return of 26.22%, followed by healthcare with a return of 22.12%. No sector incurred a loss, but energy and materials (respectively 6.51% and 7.41%) suffered from the weakening outlook for global growth. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, but analysts forecast slippage in the third. In currency markets, the ongoing euro zone crisis drove the dollar up 6.93% against the euro over the fiscal year. But the dollar slipped 0.26% against the pound, reflecting its own “safe haven” status as a sovereign currency with liquid U.K. government bond markets. The dollar gained 2.05% to the yen, which had been

3-B

trading near post-war high levels as the year started and fell as the Bank of Japan repeatedly threatened intervention.

In international markets, the MSCI Japan® Index did not participate in the rally, ending the fiscal year down 0.86%, having been ahead nearly 15% in March. The market fell harder than others in April and May as investors fretted about the effect of the euro zone crisis and the slowdown in China on Japan’s export focused economy. The MSCI Europe ex UK® Index added 12.29% for the one year ended October 31, 2012, due to central bank initiatives as the economic news was unremittingly bad, including falling GDP and record unemployment at 11.6%. The MSCI UK® Index rose by less: 8.61%. The market was weighed down by its near one third exposure to energy and materials stocks, sectors which suffered negative returns as concern about global growth intensified

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays Capital High Yield Bond —2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Investment Grade Corporate Bond Index

The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital U.S. Treasury Index

An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI All Country World (ex-US) IndexSM

A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Europe, Australasia and Far East® (“MSCI	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and

4-B

EAFE”) Index	the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Russia 10/40 Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index

A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

S&P Developed ex-US SmallCap Index

An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.

S&P Euro-Pacific Asia Composite SmallCap Index

An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed

5-B

equities in 47 countries with a float adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

Portfolio Managers’ Report

ING Global Value Choice Fund (“Global Value Choice” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Emily Alejos and Andrew Thelen, Portfolio Managers of Tradewinds Global Investors, LLC (“Tradewinds”) — the Sub-Adviser.*

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (7.71)% compared to the MSCI All Country World IndexSM (“MSCI ACWI”) which returned 8.55% for the same period.

Portfolio Specifics: The Fund had negative absolute returns during the twelve-month period ending October 31, 2012, and underperformed its benchmark, the MSCI ACWI. In both relative and absolute terms, the Fund experienced a significant amount of its negative performance in March, April and May 2012 — although the Fund generated positive performance and outperformed versus its benchmark in the last three months of the period. Because of the wide-spread investor focus on top-down information, stock movements were not always dictated by individual company operational performance, and created a challenge for our fundamentals-oriented, differentiated portfolio. It appears that uncertain investors were finding companies with current cash flow and earnings growth worth purchasing even at a premium, while discounting companies without such characteristics. Notwithstanding the period’s performance, though, we remain committed to the same value philosophy and research-centric process — we buy companies when they are trading at what we believe to be a significant discount to intrinsic value.

This approach was out of favor over the reporting period, and was particularly reflected in the Fund’s materials, utilities, and energy sectors. Russian power generating and power production company RusHydro OJSC detracted most from the Fund during the period. We find depressed valuations and performance reflect excessive concerns about Russia’s political landscape. We believe the concerns don’t account for the value of the company’s assets and their existing earnings potential. Russia has a mostly deregulated power market in which expensive thermal generation sets the marginal price. Being a low cost provider, we believe RusHydro is well-placed to benefit from increasing power prices and capacity growth.

We believe current growth-oriented sentiments seem to be overdone, and towards the end of the period saw progress toward stabilization of the portfolio’s performance. The information

6-B

technology sector was the second largest relative contributor in the portfolio over the quarter, led by hard disk drive manufacturer Western Digital Corporation, the Fund’s top individual contributor to performance. We believe Western Digital has been able to build a stable position within the oligopoly of global hard disk companies, allowing for share buy-backs and the initiation of a dividend. Current Strategy and Outlook: Though we are pleased that the Fund’s performance improved towards the end of the reporting period, we are not complacent, and we remain focused on attempting to add long-term value. We’re actively buying on any pricing weakness in our high-conviction selections, and we’re constantly reviewing our holdings to determine if any developments justify a re-evaluation of our theses. While a period such as this can be quite trying, our bottom-up, company-specific analysis leads us to believe the Fund currently offers opportunity.

*                                         On September 6, 2012, the Fund’s Board of Trustees approved a change with respect to the Fund’s sub-adviser, name and principal investment strategies. The Fund will be renamed ING International Value Equity Fund. Effective November 30, 2012, the Fund will be managed by ING Investment Management Co. LLC under an interim sub-advisory agreement with subsequent changes to the Fund’s principal investment strategies, pending shareholder approval of a permanent sub-advisory agreement. The shareholder vote is expected to take place on or about March 12, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

7-B

Geographic Diversification

as of October 31, 2012

(as a percentage of net assets)

United States	28.5%
Canada	13.5%
Japan	11.6%
France	9.9%
Russia	4.6%
South Korea	4.0%
United Kingdom	4.0%
South Africa	3.7%
Brazil	3.6%
Countries between 0.0%—3.4%ˆ	13.1%
Assets in Excess of Other Liabilities*	3.5%
Net Assets	100.0%

*  Includes short-term investments.

ˆ   Includes 12 countries, which each represents 0.0%—3.4% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings

as of October 31, 2012*

(as a percentage of net assets)

Electricite de France SA	4.0%
Barrick Gold Corp.	3.4%
Cameco Corp.	3.2%
Polyus Gold International Ltd.	2.2%
Federal Hydrogenerating Co. JSC ADR	2.1%
Southwest Airlines Co.	2.1%
American International Group, Inc.	2.0%
Gazprom OAO ADR	2.0%
Newcrest Mining Ltd.	2.0%
ERG S.p.A.	1.9%

*      Excludes short-term investments.

Portfolio holdings are subject to change daily.

8-B

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of International Value Choice Fund will be transferred to International Value Equity Fund, in exchange for shares of International Value Equity Fund, shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Reorganization is consummated, as of October 31, 2012. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund.  The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund.  The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund.  The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2012 (Unaudited)

	ING International Value Choice Fund	ING International Value Equity Fund (formerly, ING Global Value Choice Fund)	Pro Forma Adjustments	ING International Value Equity Fund (formerly, ING Global Value Choice Fund) Pro Forma Combined
ASSETS:
Investments in securities at value +*	$22,714,166	$171,237,728	$—	$193,951,894
Short-term investments at value**	203,586	15,326,588	—	15,530,174
Total Investments at fair value	$22,917,752	$186,564,316	$—	$209,482,068
Receivables:
Investment securities sold	138,342	1,245,523	—	1,383,865
Fund shares sold	629	38,062	—	38,691
Dividends	70,675	345,713	—	416,388
Foreign tax reclaims	17,471	—	—	17,471
Prepaid expenses	11,092	21,961	—	33,053
Reimbursement due from manager	9,979	—	124,200	134,179
Total assets	23,165,940	188,215,575	124,200	211,505,715

LIABILITIES:
Payable for investment securities purchased	65,453	1,092,945	—	1,158,398
Payable for fund shares redeemed	12,891	819,893	—	832,784
Payable upon receipt for securities loaned	—	8,310,696	—	8,310,696
Payable for investment management fees	17,990	166,893	—	184,883
Payable to administrative fees	1,999	15,740	—	17,739
Payable for shareholder service and distribution fees	6,635	67,634	—	74,269
Payable for trustee fees	135	1,827	—	1,962
Other accrued expenses and liabilities	36,516	158,291	124,200	319,007
Total liabilities	141,619	10,633,919	124,200	10,899,738
NET ASSETS	$23,024,321	$177,581,656	$—	$200,605,977

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$42,340,181	$239,120,939	$—	$281,461,120
Distributions in excess of net investment income	365,448	678,384	—	1,043,832
Accumulated net realized loss	(18,555,421)	(37,756,854)	—	(56,312,275)
Net unrealized appreciation	(1,125,887)	(24,460,813)	—	(25,586,700)
NET ASSETS	$23,024,321	$177,581,656	$—	$200,605,977

+	Including securities loaned at value	$—	$7,969,306	$—	$7,969,306
*	Cost of investments in securities	$23,837,336	$195,687,701	$—	$219,525,037
**	Cost of short-term investments	$203,586	$15,326,588	$—	$15,530,174

See Accompanying Notes to the Pro Forma Financial Statements

9-B

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2012 (Unaudited)

	ING International Value Choice Fund	ING International Value Equity Fund (formerly, ING Global Value Choice Fund)	Pro Forma Adjustments		ING International Value Equity Fund (formerly, ING Global Value Choice Fund) Pro Forma Combined
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$866,059	$8,716,065	$—		$9,582,124
Securities lending income, net	—	94,594	—		94,594
Total investment income	866,059	8,810,659	—		9,676,718

EXPENSES:
Investment management fees	269,966	3,262,789	(28,927	)(A)	3,503,828.37
Distribution and service fees:
Class A	47,498	365,780	—	(A)	413,278
Class B	4,081	43,546	—	(A)	47,627
Class C	36,122	908,876	—	(A)	944,998
Transfer agent fees
Class A	31,289	224,236	(2,171	)(A)	253,354
Class B	671	6,693	(44	)(A)	7,320
Class C	5,940	139,329	(403	)(A)	144,866
Class I	5,524	88,081	(3,354	)(A)	90,251
Class W	2,181	25,365	(139	)(A)	27,407
Administrative service fees	26,996	365,430	0	(A)	392,426
Shareholder reporting expense	3,217	67,950	1,803	(A)	72,970
Registration fees	73,986	113,983	(65,565	)(A)	122,404
Professional fees	14,644	72,390	(9,296	)(A)	77,738
Custody and accounting expense	18,146	339,173	6,910	(A)	364,229
Trustee fees and expenses	810	10,963	(0	)(A)	11,773
Miscellaneous expense	2,883	40,390	35,213	(A)	78,486
Interest expense	451	13,151	521	(A)	14,123
Total expenses	544,405	6,088,125	(65,452)		6,567,078
Net waived and reimbursed fees	(101,938)	(173,501)	73,655	(A)	(201,784)
Brokerage commission recapture	(7,892)	(125,298)	(23,783	)(A)	(156,973)
Net expenses	434,575	5,789,326	(15,580)		6,208,321
Net investment income	431,484	3,021,333	15,580		3,468,397

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,434,613)	(34,747,981)	—		(37,182,594)
Capital gain distributions from unaffiliated underlying funds	—	133	—		133
Foreign currency related transactions	(14,188)	(84,549)	—		(98,737)
Net realized gain (loss)	(2,448,801)	(34,832,397)	—		(37,281,198)
Net change in unrealized appreciation or depreciation on:
Investments	108,749	(7,523,856)	—		(7,415,107)
Foreign currency related transactions	124	25,343	—		25,467
Net change in unrealized appreciation or depreciation	108,873	(7,498,513)	—		(7,389,640)
Net realized and unrealized gain	(2,339,928)	(42,330,910)	—		(44,670,838)
Increase (decrease) in net assets resulting from operations	$(1,908,444)	$(39,309,577)	$15,580		$(41,202,441)

*Foreign taxes withheld	$93,106	$771,600	$—	$864,706

(A)          Reflects adjustment in expenses due to effects of new contractual rates.

See Accompanying Notes to the Pro Forma Financial Statements

10-B

PORTFOLIO OF INVESTMENTS

AS OF OCTOBER 31, 2012 (UNAUDITED)

		ING
	ING	International
	International	Value Equity							ING International
	Value Equity	Fund					ING International		Value Equity
	Fund	(formerly, ING					Value Equity		Fund (formerly,
	(formerly, ING	Global					Fund (formerly,		ING Global
	Global	Value Choice					ING Global		Value Choice
	Value Choice	Fund)				ING International	Value Choice	Pro-forma	Fund)
ING International	Fund)	Pro-forma				Value Choice Fund	Fund)	adjustments	Pro-forma
Value Choice Fund	Shares	Shares	Shares			Value	Value	Value	Value

					COMMON STOCK: 96.2%
					Australia: 2.2%
6954985	235,533	—	235,533		Alumina Ltd.	235,115	—	—	235,115
6637101	20,849	126,700	147,549		Newcrest Mining Ltd.	575,017	3,494,397	—	4,069,414
						810,132	3,494,397	—	4,304,529

					Belgium: 0.3%
B86S2N0	10,261	—	10,261		Ageas	261,604	—	—	261,604
B00D9P6	13,356	—	13,356		Belgacom S.A.	390,476	—	—	390,476
						652,080	—	—	652,080

					Brazil: 3.5%
05967A107	33,097	232,000	265,097		Banco Santander Brasil SA ADR	225,059	1,577,601	—	1,802,660
B1428Z9	—	167,500	167,500	@	BrasilAgro - Companhia Brasileira de Propriedades Agricolas	—	762,844	—	762,844
15234Q108	28,198	417,174	445,372		Centrais Eletricas Brasileiras SA ADR	225,584	3,337,392	—	3,562,976
2311120	19,100	—	19,100		Centrais Eletricas Brasileiras SA	104,855	—	—	104,855
B1G92Q7	—	111,100	111,100		Profarma Distribuidora de Produtos Farmaceuticos SA	—	796,443	—	796,443
						555,498	6,474,280	—	7,029,778

					Canada: 13.1%
2486954	—	542,000	542,000	@	Bankers Petroleum Ltd.	—	1,541,207	—	1,541,207
67901108	21,130	150,000	171,130		Barrick Gold Corp.	855,765	6,075,000	—	6,930,765
13321L108	27,426	295,250	322,676		Cameco Corp.	530,693	5,713,088	—	6,243,781
B081S11	—	5,724,288	5,724,288	@	Eastern Platinum Ltd.	—	945,690	—	945,690
2842374	—	395,000	395,000	@	Gabriel Resources Ltd.	—	957,096	—	957,096
496902404	53,091	339,000	392,091		Kinross Gold Corp.	530,379	3,386,610	—	3,916,989
2639554	—	60,500	60,500		Niko Resources Ltd.	—	770,523	—	770,523
6.70E+210	—	168,000	168,000	@, L	Novagold Resources, Inc.	—	823,200	—	823,200
8.74E+107	31,879	—	31,879		Talisman Energy, Inc.	363,421	—	—	363,421
900435108	—	243,500	243,500	@, L	Turquoise Hill Resources Ltd.	—	1,921,215	—	1,921,215
B085ST1	—	365,000	365,000	@	Uranium Participation Corp.	—	1,816,320	—	1,816,320
						2,280,258	23,949,949	—	26,230,207

11-B

					China: 0.1%
B1WN188	—	12,100,000	12,100,000	@	China Hongxing Sports Ltd.	—	71,298	—	71,298

					Egypt: 1.8%
6139470	—	460,350	460,350	@	Egyptian Financial Group-Hermes Holding	—	883,225	—	883,225
6725794	—	212,100	212,100		Oriental Weavers	—	835,908	—	835,908
B0S6009	—	811,283	811,283		Telecom Egypt	—	1,843,554	—	1,843,554
						—	3,562,687	—	3,562,687

					France: 10.0%
B0DJ8Q5	8,126	—	8,126		Alstom	277,769	—	—	277,769
B5229L2	12,988	99,500	112,488	@, L	Areva SA	228,205	1,748,261	—	1,976,466
5641567	23,834	115,700	139,534		Carrefour S.A.	575,603	2,794,215	—	3,369,818
B0NJJ17	15,906	333,000	348,906		Electricite de France SA	336,588	7,046,643	—	7,383,231
B0R7JF1	—	62,200	62,200		Ipsen SA	—	1,604,340	—	1,604,340
5671735	6,446	—	6,446		Sanofi-Aventis	566,133	—	—	566,133
4162791	9,779	74,400	84,179		Thales S.A.	344,230	2,618,951	—	2,963,181
4834777	12,340	83,100	95,440		Vivendi	252,863	1,702,827	—	1,955,690
						2,581,391	17,515,237	—	20,096,628

					Germany: 0.4%
5231485	3,753	—	3,753		Allianz AG	466,216	—	—	466,216
5727973	3,787	—	3,787		Siemens AG	381,572	—	—	381,572
						847,788	—	—	847,788

					Greece: 0.4%
7107250	—	130,000	130,000		OPAP S.A.	—	830,912	—	830,912

					Hong Kong: 0.7%
6390363	—	97,000	97,000		Guoco Group Ltd.	—	893,500	—	893,500
B1P70H9	—	918,500	918,500	@	United Laboratories International Holdings Ltd.	—	488,717	—	488,717
						—	1,382,217	—	1,382,217

					Hungary: 0.5%
4040499	—	10,900	10,900		Egis PLC	—	877,197	—	877,197

					Indonesia: 0.4%
6254511	—	4,864,000	4,864,000		Medco Energi Internasional Tbk PT	—	797,126	—	797,126

					Israel: 1.0%
881624209	11,866	38,600	50,466		Teva Pharmaceutical Industries Ltd. ADR	479,624	1,560,212	—	2,039,836

					Italy: 3.4%
5337093	28,491	476,500	504,991		ERG S.p.A.	206,842	3,459,339	—	3,666,181
B0DJNG0	—	187,800	187,800	@	Finmeccanica S.p.A.	—	931,375	—	931,375
7634402	678,784	2,157,000	2,835,784		Telecom Italia S.p.A. RNC	543,544	1,727,244	—	2,270,788
						750,386	6,117,958	—	6,868,344

12-B

					Japan: 13.7%
6196000	—	82,000	82,000		Chugoku Marine Paints Ltd.	—	404,826	—	404,826
6163286	29,800	—	29,800		Coca-Cola West Co., Ltd.	456,837	—	—	456,837
6250906	53,000	—	53,000		Dai Nippon Printing Co., Ltd.	375,561	—	—	375,561
B0J7D91	14,400	—	14,400		Daiichi Sankyo Co., Ltd.	220,407	—	—	220,407
6298542	—	37,100	37,100		East Japan Railway Co.	—	2,546,423	—	2,546,423
6356525	20,900	—	20,900		Fuji Photo Film Co., Ltd.	352,800	—	—	352,800
6357733	—	116,500	116,500		Futaba Corp.	—	1,375,301	—	1,375,301
6470685	45,000	486,000	531,000		Japan Steel Works Ltd.	266,752	2,880,919	—	3,147,671
6482668	—	171,000	171,000		Kamigumi Co., Ltd.	—	1,379,118	—	1,379,118
6497963	—	51,200	51,200		Kurita Water Industries Ltd.	—	1,162,313	—	1,162,313
6551030	10,300	—	10,300		Mabuchi Motor Co., Ltd.	436,481	—	—	436,481
6597302	—	133,000	133,000		Mitsui & Co., Ltd.	—	1,874,664	—	1,874,664
B2Q4CS1	34,200	110,700	144,900		Mitsui Sumitomo Insurance Group Holdings, Inc.	579,991	1,877,339	—	2,457,330
6639550	2,700	—	2,700		Nintendo Co., Ltd.	348,569	—	—	348,569
6641373	—	74,400	74,400		Nippon Telegraph & Telephone Corp.	—	3,402,173	—	3,402,173
654624105	28,136	—	28,136		Nippon Telegraph & Telephone Corp. ADR	642,063	—	—	642,063
6470522	—	77,000	77,000		Organo Corp.	—	454,778	—	454,778
6572707	37,800	—	37,800		Panasonic Corp.	229,278	—	—	229,278
6747204	10,200	—	10,200		Rohm Co., Ltd.	329,422	—	—	329,422
6775432	7,800	—	7,800		Sankyo Co., Ltd.	353,389	—	—	353,389
6776361	—	128,300	128,300		Sanshin Electronics Co., Ltd.	—	963,976	—	963,976
6793906	38,000	—	38,000		Sekisui House Ltd.	388,549	—	—	388,549
B0FS5D6	11,800	—	11,800		Seven & I Holdings Co., Ltd.	363,905	—	—	363,905
6805265	34,400	—	34,400		Shiseido Co., Ltd.	435,342	—	—	435,342
6431897	144,390	724,550	868,940		Sumitomo Mitsui Trust Holdings, Inc.	438,195	2,198,866	—	2,637,061
892331307	4,555	—	4,555		Toyota Motor Corp. ADR	352,876	—	—	352,876
6932204	32,000	—	32,000		Wacoal Holdings Corp.	360,027	—	—	360,027
						6,930,444	20,520,696	—	27,451,140

					Lebanon: 0.4%
522386101	—	69,360	69,360	#	Solidere GDR	—	867,000	—	867,000

					Netherlands: 0.2%
5671519	19,564	—	19,564		Wolters Kluwer NV	378,506	—	—	378,506

					Norway: 0.8%
B02L486	296,568	1,675,000	1,971,568	@	Marine Harvest	232,693	1,314,238	—	1,546,931
B1VQF42	16,388	—	16,388		Orkla ASA	129,820	—	—	129,820
						362,513	1,314,238	—	1,676,751

					Russia: 4.3%
466294105	—	1,562,000	1,562,000		Federal Hydrogenerating Co. JSC ADR	—	3,721,216	—	3,721,216

13-B

368287207	43,417	386,400	429,817		Gazprom OAO ADR	396,614	3,529,764	—	3,926,378
B0YD941	—	27,429,700	27,429,700	@	OGK-3 OJSC	—	888,884	—	888,884
						396,614	8,139,864	—	8,536,478

					South Africa: 3.9%
35128206	17,838	81,600	99,438		AngloGold Ashanti Ltd ADR	606,135	2,772,768	—	3,378,903
6280215	38,832	—	38,832		Gold Fields Ltd.	482,450	—	—	482,450
B1FFT76	6,966	186,500	193,466		Impala Platinum Holdings Ltd.	125,593	3,362,484	—	3,488,077
6929660	—	3,250,000	3,250,000	@	Village Main Reef Ltd.	—	457,290	—	457,290
						1,214,178	6,592,542	—	7,806,720

					South Korea: 3.5%
500631106	28,868	137,200	166,068		Korea Electric Power Corp. ADR	372,109	1,768,508	—	2,140,617
48268K101	—	129,500	129,500		KT Corp. ADR	—	2,195,025	—	2,195,025
78440P108	38,515	134,000	172,515		SK Telecom Co., Ltd. ADR	601,989	2,094,420	—	2,696,409
						974,098	6,057,953	—	7,032,051

					Sweden: 0.2%
294821608	46,217	—	46,217		Telefonaktiebolaget LM Ericsson ADR	410,869	—	—	410,869

					Switzerland: 1.6%
225401108	—	74,600	74,600	@	Credit Suisse Group ADR	—	1,741,164	—	1,741,164
7103065	—	11,250	11,250		Novartis AG	—	678,381	—	678,381
H89231338	44,235	—	44,235	@	UBS AG	664,410	—	—	664,410
						664,410	2,419,545	—	3,083,955

					United Kingdom: 4.3%
925288	26,333	—	26,333		GlaxoSmithKline PLC	590,060	—	—	590,060
B19NKB7	133,821	—	133,821		Home Retail Group	247,059	—	—	247,059
B5WLXH3	73,244	1,156,000	1,229,244	@	Polyus Gold International Ltd.	243,784	3,847,612	—	4,091,396
B4PKZG3	—	150,100	150,100		Stolt-Nielsen Ltd.	—	2,751,206	—	2,751,206
884709	—	90,500	90,500		Tesco PLC	—	468,290	—	468,290
B16GWD5	177,462	—	177,462		Vodafone Group PLC	481,926	—	—	481,926
						1,562,829	7,067,108	—	8,629,937

					United States: 25.6%
18804104	—	33,500	33,500		Alliant Techsystems, Inc.	—	1,919,215	—	1,919,215
26874784	—	102,300	102,300	@	American International Group, Inc.	—	3,573,339	—	3,573,339
39380100	—	393,000	393,000	L	Arch Coal, Inc.	—	3,128,280	—	3,128,280
39483102	—	96,000	96,000		Archer-Daniels-Midland Co.	—	2,576,640	—	2,576,640
G0692U109	10,367	—	10,367		Axis Capital Holdings Ltd.	375,493	—	—	375,493
86516101	—	216,600	216,600		Best Buy Co., Inc.	—	3,294,486	—	3,294,486
165167107	—	139,500	139,500		Chesapeake Energy Corp.	—	2,826,270	—	2,826,270
17275R102	—	98,900	98,900		Cisco Systems, Inc.	—	1,695,146	—	1,695,146
205363104	—	57,100	57,100		Computer Sciences Corp.	—	1,738,695	—	1,738,695

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20854P109	—	48,000	48,000		Consol Energy, Inc.	—	1,687,680	—	1,687,680
30161N101	—	75,500	75,500		Exelon Corp.	—	2,701,390	—	2,701,390
37045V100	—	55,500	55,500	@	General Motors Co.	—	1,415,250	—	1,415,250
42809H107	—	36,300	36,300		Hess Corp.	—	1,897,038	—	1,897,038
457153104	—	106,149	106,149	@	Ingram Micro, Inc.	—	1,613,465	—	1,613,465
501044101	—	105,000	105,000		Kroger Co.	—	2,648,100	—	2,648,100
56418H100	6,308	—	6,308		Manpower, Inc.	239,325	—	—	239,325
61945C103	—	13,900	13,900		Mosaic Co/The	—	727,526	—	727,526
651639106	—	51,000	51,000		Newmont Mining Corp.	—	2,782,050	—	2,782,050
62913F201	—	224,000	224,000	@, L	NII Holdings, Inc.	—	1,785,280	—	1,785,280
680223104	—	203,100	203,100		Old Republic International Corp.	—	2,006,628	—	2,006,628
704549104	—	65,575	65,575		Peabody Energy Corp.	—	1,829,542	—	1,829,542
844741108	—	418,000	418,000		Southwest Airlines Co.	—	3,686,760	—	3,686,760
845467109	—	25,800	25,800	@	Southwestern Energy Co.	—	895,260	—	895,260
902494103	—	112,200	112,200		Tyson Foods, Inc.	—	1,886,082	—	1,886,082
H27013103	21,923	—	21,923	@	Weatherford International Ltd.	247,730	—	—	247,730
958102105	—	65,000	65,000		Western Digital Corp.	—	2,224,950	—	2,224,950
						862,548	50,539,072	—	51,401,620

					Total Common Stock (Cost $217,624,230)	22,714,166	170,151,488	—	192,865,654

					PREFERRED STOCK: 0.5%
					South Korea: 0.5%
6520966	—	37,600	37,600		LG Electronics, Inc.	—	1,086,240	—	1,086,240

					Total Preferred Stock (Cost $1,900,807)	—	1,086,240	—	1,086,240

					Total Long-Term Investments (Cost $219,525,037)	22,714,166	171,237,728	—	193,951,894

	Principal amount†	Principal amount†				Value	Value	Value	Value

					SHORT-TERM INVESTMENTS: 7.7%
					Securities Lending Collateral (cc)(1): 4.1%
SecRepoBarclays Bank PLC	1,000,000	—	1,000,000		Barclays Bank PLC, Repurchase Agreement dated 10/31/12, 0.25%, due 11/01/12 (Repurchase Amount $1,973,805, collateralized by various U.S. Government Agency Obligations, 2.185%- 7.000%, Market Value plus accrued interest $2,013,267, due 10/01/20-12/01/47)	$—	$1,973,791	$—	$1,973,791
SecRepoCitigroup, Inc.	1,000,000	—	1,000,000		Citigroup, Inc., Repurchase Agreement dated 10/31/12, 0.32%, due 11/01/12 (Repurchase Amount $1,973,808, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 11.000%, Market Value plus accrued interest $2,013,267, due 11/15/12-09/20/62)	—	1,973,791	—	1,973,791

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SecRepoDeutsche Bank AG	1,000,000	—	1,000,000	Deutsche Bank AG, Repurchase Agreement dated 10/31/12, 0.35%, due 11/01/12 (Repurchase Amount $1,973,810, collateralized by various U.S. Government Securities, 0.000%-2.125%, Market Value plus accrued interest $2,013,267, due 07/15/15-02/15/41)		—	1,973,791	—	1,973,791
SecRepoMerrill Lynch & Co., Inc.	183,135	—	183,135	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/12, 0.33%, due 11/01/12 (Repurchase Amount $1,973,809, collateralized by various U.S. Government Agency Obligations, 3.000%- 4.500%, Market Value plus accrued interest $2,013,267, due 01/01/27-10/20/42)		—	1,973,791	—	1,973,791
SecRepoRoyal Bank of Canada	1,000,000	—	1,000,000	Royal Bank of Canada, Repurchase Agreement dated 10/31/12, 0.22%, due 11/01/12 (Repurchase Amount $415,535, collateralized by various U.S. Government Securities, 0.000%-5.250%, Market Value plus accrued interest $423,843, due 02/15/13-11/15/28) Obligations, 3.000%-6.500%, Market Value plus accrued interest $351,174, due 07/01/21-04/01/42)		—	415,532	—	415,532
						—	8,310,696	—	8,310,696

				Mutual Funds: 3.6%
09248U619	—	37,600	37,600	BlackRock Liquidity Funds, TempFund, Institutional Class		203,586	7,015,892	—	7,219,478

				Total Short-Term Investments (Cost $15,530,174)		203,586	15,326,588	—	15,530,174

				Total Investments in Securities (Cost $233,932,041) *	104.4%	$22,917,752	$186,564,316	$—	$209,482,068
				Other Assets and Liabilities - Net	(4.4)	106,569	(8,982,660)	—	(8,876,091)
				Net Assets	100.0%	$23,024,321	$177,581,656	$—	$200,605,977

†	Unless otherwise indicated, principal amount is shown in USD.
#
@	Non-income producing security

16-B

L	Loaned security, a portion or all of the security is on loan at October 31, 2012.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

*	Cost for federal income tax purposes is:	$25,200,154	$213,730,566		$—	$238,930,720
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$2,044,525	$14,020,673	$		$16,065,198
	Gross Unrealized Depreciation	(4,326,927)	(41,186,923)	—		(45,513,850)
	Net Unrealized Appreciation	$(2,282,402)	$(27,166,250)		$—	$(29,448,652)

See Accompanying Notes to the Pro Forma Financial Statements

17-B

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31, 2012 in valuing the assets and liabilities:

				ING International
		ING International		Value Equity Fund
		Value Equity Fund		(formerly, ING Global
	ING International	(formerly, ING Global		Value Choice Fund)
	Value Choice Fund	Value Choice Fund)	Pro-forma adjustments	Pro-forma
Asset Table
Investments, at value
Level 1 - Quoted Prices	$8,672,363	$116,736,848	$—	$125,409,211
Level 2 - Other Significant Observable Inputs	14,245,389	69,756,170	—	84,001,559
Level 3 - Significant Unobservable Inputs	—	71,298	—	71,298
Total Investments, at value	$22,917,752	$186,564,316	$—	$209,482,068

^ See Note 2, “Security Valuation” in the Notes to Unaudited Pro Forma Financial Statements for additional information.

include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available markets quotations.

18-B

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 — Basis of Combination:

The Board of Directors (“Board”) of ING International Value Choice Fund (“International Value Choice”) and ING International Value Equity Fund (“International Value Equity”) (each a “Fund” and collectively, the “Funds”), approved an Agreement and Plan of Reorganization dated September 6, 2012, (the “Plan”) whereby, subject to approval by the shareholders of International Value Choice, International Value Equity will acquire all of the assets of International Value Choice, subject to the liabilities of such Portfolio, in exchange for International Value Equity issuing shares of such fund to shareholders of International Value Choice in a number equal in value to net assets of International Value Choice (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with International Value Equity remaining as both the tax and accounting survivor.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization(s) occurred at October 31, 2012.  The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of International Value Choice and International Value Equity at October 31, 2012.  The unaudited pro forma Statement of Operations reflects the results of operations of International Value Choice and International Value Equity for the twelve-months ended October 31, 2012.  These statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the date indicated above for International Value Choice and International Value Equity under U.S. generally accepted accounting principles for investment companies. The unaudited pro forma Portfolio of Investments reflects the pro forma combined portfolio holdings of International Value Choice and International Value Equity as of October 31, 2012. This unaudited pro forma Portfolio of Investments reflects management’s anticipation that most portfolio transitioning, including the sale of most holdings of International Value Choice and the purchases of assets International Value Equity may hold or wish to hold, will take place shortly prior to the closing date of the Mergers. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of International Value Equity for pre-combination periods will not be restated.

The unaudited pro forma Portfolio of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

Note 2 — Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price.  Fund securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last

19-B

reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Fund’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of each Fund.  Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 — Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common International Value Equity issued in connection with the proposed acquisition of International Value Choice by International Value Equity as of October 31, 2012.  The number of additional shares issued was calculated by dividing the net assets of each class of International Value Choice by the respective class net asset value per share of International Value Equity.

Note 4 — Merger Costs:

ING Investments, LLC (or an affiliate) will bear the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger costs to be incurred by ING Investments, LLC are estimated at approximately $124,200. These costs represent the estimated expenses of the Fund carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

Note 5 — Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 6 — Federal Income Taxes:

It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

20-B

7337 EAST DOUBLETREE RANCH ROAD SUITE 100 SCOTTSDALE, ARIZONA 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 14, 2013

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M51164-S00022	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:				For	Against	Abstain

1.       To approve an Agreement and Plan of Reorganization by and between the Fund and ING International Value Equity Fund (formerly, ING Global Value Choice Fund) ("International Value Equity Fund"), providing for the reorganization of the Fund with and into International Value Equity Fund.

				☐	☐	☐

2.       To approve a new sub-advisory agreement between ING Investments, LLC, the investment adviser to International Value Choice Fund, and ING Investment Management Co. LLC, International Value Choice Fund's current interim sub-adviser and proposed sub-adviser.

				☐	☐	☐

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on
March 14, 2013.

The Joint Proxy Statement for the Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/ING.

M51165-S00022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on March 14, 2013, at 10:00 AM, local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted “FOR” the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PART C:  OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

Article 5.2 of the Amended and Restated Declaration of Trust provides for the indemnification of Registrant’s Trustees, officers, employees, and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office (“disabling conduct”).

Section 7 of Registrant’s Administration Agreement provides for the indemnification of Registrant’s Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

Section 9 of Registrant’s Distribution Agreement provides for the indemnification of Registrant’s Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.

Section 4 of the Shareholder Service Agreement provides for the indemnification of Registrant’s Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it, is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)	(A)

Amended and Restated Declaration of Trust of ING Mutual Funds dated June 3, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 102 to the Registrant’s Form N-1A Registration Statement on September 8, 2004 and incorporated herein by reference.

(B)

Amendment No. 1 dated September 2, 2004 to the Amended and Restated Declaration of Trust (Class I shares for ING Global Real Estate Fund) — Filed as an Exhibit to Post-Effective Amendment No. 102 to the Registrant’s Form N-1A Registration Statement on September 8, 2004 and incorporated herein by reference.

(C)

Amendment No. 2 dated January 31, 2005 to the Amended and Restated Declaration of Trust (ING International Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on January 25, 2005 and incorporated herein by reference.

(D)

Amendment No. 3 dated February 1, 2005 to the Amended and Restated Declaration of Trust (name change — ING Global Value Choice Fund, formerly ING Worldwide Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on January 25, 2005 and incorporated herein by reference.

(E)

Amendment No. 4 dated March 1, 2005 to the Amended and Restated Declaration of Trust (name change — ING International SmallCap Fund, formerly ING International SmallCap Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

(F)

Amendment No. 5 dated April 29, 2005 to the Amended and Restated Declaration of Trust (Class I shares for ING Global Value Choice Fund and ING International Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement September 30, 2005 and incorporated herein by reference.

(G)

Amendment No. 6 dated September 1, 2005 to the Amended and Restated Declaration of Trust (ING Emerging Markets Fixed Income Fund and ING Greater China Fund) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

(H)

Amendment No. 7 dated September 30, 2005 to the Amended and Restated Declaration of Trust (ING Global Equity Dividend Fund and Class O shares for ING Global Real Estate Fund) - Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

(I)

Amendment No. 8 dated November 1, 2005 to the Amended and Restated Declaration of Trust (ING Diversified International Fund, ING Index Plus International Equity Fund, and ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(J)

Amendment No. 9 dated November 10, 2005 to the Amended and Restated Declaration of Trust (ING International Real Estate Fund) — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(K)

Amendment No. 10 dated March 16, 2006 to the Amended and Restated Declaration of Trust (ING Global Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 116 to the Registrant’s Form N-1A Registration Statement on June 19, 2006 and incorporated herein by reference.

(L)

Amendment No. 11 dated May 25, 2006 to the Amended and Restated Declaration of Trust — Filed as an Exhibit to Post-Effective Amendment No. 116 to the Registrant’s Form N-1A Registration Statement on June 19, 2006 and incorporated herein by reference.

(M)

Amendment No. 12 dated July 13, 2006 to the Amended and Restated Declaration of Trust (Class R shares for ING Diversified International Fund) — Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A Registration Statement on August 14, 2006 and incorporated herein by reference.

(N)

Amendment No. 13 dated October 9, 2006 to the Amended and Restated Declaration of Trust (name change - ING Global Natural Resources Fund, formerly ING Precious Metals Fund) — Filed as an Exhibit to Post-Effective Amendment No. 119 to the Registrant’s Form N-1A Registration Statement on December 7, 2006 and incorporated herein by reference.

(O)

Amendment No. 14 dated November 9, 2006 to the Amended and Restated Declaration of Trust (ING International Value Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 119 to the Registrant’s Form N-1A Registration Statement on December 7, 2006 and incorporated herein by reference.

(P)

Amendment No. 15 dated November 9, 2006 to the Amended and Restated Declaration of Trust (authority to reclassify, reorganize, recapitalize, or convert issued or unissued interests of any class into interests of one or more other classes) — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(Q)

Amendment No. 16 dated November 9, 2006 to the Amended and Restated Declaration of Trust (abolishing Class M shares for ING Emerging Countries Fund) — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(R)

Amendment No. 17 dated February 28, 2007 to the Amended and Restated Declaration of Trust (name change - ING International Growth Opportunities Fund, formerly ING International Fund) — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(S)

Amendment No. 18 dated March 2, 2007 to the Amended and Restated Declaration of Trust (ING International Equity Dividend Fund) — Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

(T)

Amendment No. 19 dated July 12, 2007 to the Amended and Restated Declaration of Trust (ING Asia-Pacific Real Estate Fund, ING European Real Estate Fund, and ING Global Equity Dividend Fund; Class I shares for ING Global Natural Resources Fund; and Class O shares for ING Index Plus International Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

(U)

Amendment No. 20 dated September 12, 2007 to the Amended and Restated Declaration of Trust (Class W shares for ING Diversified International Fund, ING Emerging Countries Fund, ING Foreign Fund, ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Real Estate Fund, ING International Equity Dividend Fund, ING International Real Estate Fund, and ING International SmallCap Fund) — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on November 9, 2007 and incorporated herein by reference.

(V)

Amendment No. 21 dated December 17, 2007 to the Amended and Restated Declaration of Trust (name change — ING International SmallCap Multi-Manager Fund, formerly ING International SmallCap Fund) — Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement on February 27, 2008 and incorporated herein by reference.

(W)

Amendment No. 22 dated May 30, 2008 to the Amended and Restated Declaration of Trust (Class O shares for ING Diversified International Fund, ING Global Bond Fund, ING Greater China Fund, and ING International SmallCap Multi-Manager Fund) — Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on June 4, 2008 and incorporated herein by reference.

(X)

Plan of Liquidation and Dissolution of Series with respect to ING International Value Opportunities Fund effective August 1, 2008 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(Y)

Amendment No. 23 dated September 27, 2008 to the Amended and Restated Declaration of Trust — Filed as an Exhibit to Post-Effective Amendment No. 134 to the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

(Z)

Amendment No. 24 dated March 27, 2009 to the Amended and Restated Declaration of Trust (Class Q shares for ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(AA)

Amendment No. 25 dated May 14, 2009 to the Amended and Restated Declaration of Trust (Class W shares for ING Global Bond Fund, ING Global Value Choice Fund, and ING International Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(BB)

Plan of Liquidation and Dissolution of Series with respect to ING Disciplined International SmallCap Fund effective July 13, 2009 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(CC)

Plan of Liquidation and Dissolution of Series with respect to ING Emerging Markets Fixed Income Fund effective July 13, 2009 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(DD)

Amendment No. 26 dated August 10, 2009 to the Amended and Restated Declaration of Trust (dissolved ING International Growth Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

(EE)

Amendment No. 27 dated August 21, 2009 to the Amended and Restated Declaration of Trust (dissolved ING Disciplined International SmallCap Fund and ING Emerging Markets Fixed Income Fund) — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

(FF)

Amendment No. 28 dated September 10, 2009 to the Amended and Restated Declaration of Trust (Class I shares for ING Russia Fund) — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

(GG)

Plan of Liquidation and Dissolution of Series with respect to ING International Equity Dividend Fund effective September 14, 2009 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(HH)

Amendment No. 29 dated October 13, 2009 to the Amended and Restated Declaration of Trust (Class W shares for ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(II)

Amendment No. 30 dated November 20, 2009 to the Amended and Restated Declaration of Trust (converting Class Q shares into Class W shares and abolishing Class Q shares for ING Foreign Fund, ING Global Natural Resources Fund, ING Global Value Choice Fund, ING International SmallCap Multi-Manager Fund, and ING Russia Fund) — Filed as an Exhibit to Post-Effective

Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(JJ)

Amendment No. 31, effective March 5, 2010, to the Amended and Restated Declaration of Trust (converting Class Q shares into Class W shares and abolishing Class Q shares for ING Emerging Countries Fund and ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 140 to the Registrant’s Form N-1A Registration Statement on September 30, 2010 and incorporated herein by reference.

(KK)

Amendment No. 32 dated June 30, 2010 to Amended and Restated Declaration of Trust (name change — ING Global Opportunities Fund, formerly ING Foreign Fund) — Filed as an Exhibit to Post-Effective Amendment No. 140 to the Registrant’s Form N-1A Registration Statement on September 30, 2010 and incorporated herein by reference.

(LL)

Amendment No. 33 dated September 30, 2010 to the Amended and Restated Declaration of Trust (Class I shares for ING International Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on December 6, 2010 and incorporated herein by reference.

(MM)

Plan of Liquidation and Dissolution of Series with respect to ING Asia-Pacific Real Estate Fund effective November 26, 2010 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(NN)

Plan of Liquidation and Dissolution of Series with respect to ING European Real Estate Fund effective November 26, 2010 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(OO)

Amendment No. 34 dated November 18, 2010 to the Amended and Restated Declaration of Trust (Class I shares for ING International Core Fund) — Filed as an Exhibit to Post-Effective Amendment No. 144 to the Registrant’s Form N-1A Registration Statement on January 24, 2011 and incorporated herein by reference.

(PP)

Amendment No. 35 dated May 19, 2011 to the Amended and Restated Declaration of Trust (Class R shares and Class W shares for certain ING Funds) — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(QQ)

Amendment No. 36 dated July 15, 2011 to the Amended and Restated Declaration of Trust (ING Emerging Markets Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement filed on July 28, 2011 and incorporated herein by reference.

(RR)

Amendment No. 37 dated January 12, 2012 to the Amended and Restated Declaration of Trust (Class B shares for ING Emerging Markets Equity Fund) —  Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(SS)

Amendment No. 38 dated February 29, 2012 to the Amended and Restated Declaration of Trust (name change - ING International Small Cap Fund, formerly ING International SmallCap Multi-Manager Fund) — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(TT)	Plan of Liquidation and Dissolution of Series with respect to ING International Capital Appreciation Fund, effective January 17, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the

Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(UU)

Amendment No. 39 dated July 12, 2012 to the Amended and Restated Declaration of Trust (ING Diversified Emerging Markets Debt Fund) — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(VV)

Amendment No. 40 to the Amended and Restated Declaration of Trust (dissolving ING Emerging Countries Fund) — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(WW)

Amendment No. 41 dated August 1, 2012 to the Amended and Restated Declaration of Trust (Class W shares for ING International Core Fund) — Filed as an Exhibit to Post-Effective Amendment No. 160 to the Registrant’s Form N-1A Registration Statement on August 7, 2012 and incorporated herein by reference.

(XX)

Amendment No. 42 dated November 14, 2012 to the Amended and Restated Declaration of Trust (name change — ING International Value Equity Fund , formerly ING Global Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 167 to the Registrant’s Form N-1A Registration Statement on November 30, 2012 and incorporated herein by reference.

(YY)

Amendment No. 43 dated November 15, 2012 to the Amended and Restated Declaration of Trust (name change — ING Emerging Markets Equity Dividend Fund, formerly ING Greater China Fund) — Filed as an Exhibit to Post-Effective Amendment No. 167 to the Registrant’s Form N-1A Registration Statement on November 30, 2012 and incorporated herein by reference.

(ZZ)

Amendment No. 45 dated November 29, 2012 to the Amended and Restated Declaration of Trust (Class P shares for ING Global Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 167 to the Registrant’s Form N-1A Registration Statement on November 30, 2012 and incorporated herein by reference.

(2)	(A)

Amended Bylaws of Registrant (Nicholas-Applegate Mutual Funds) dated December 18, 1992 - Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(B)

Form of Amendment to Section 2.5 of Bylaws of Registrant — Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant’s Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

(3)		Not Applicable.

(4)

Agreement and Plan of Reorganization between ING International Value Choice Fund and ING International Value Equity Fund, each a separate series of ING Mutual Funds — Attached as Appendix A to the Proxy Statement/Prospectus.

(5)		Not Applicable.

(6)	(A)

Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on January 25, 2005 and incorporated herein by reference.

(i)

Amendment dated December 15, 2006 to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(ii)

Amended Schedule A, effective November 15, 2012, to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 167 to the Registrant’s Form N-1A Registration Statement filed on November 30, 2012 and incorporated herein by reference.

(iii)

Reduction letter dated March 1, 2012 (ING International Small Cap Fund) with respect to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 160 to the Registrant’s Form N-1A

Registration Statement on August 7, 2012 and incorporated herein by reference.

(iv)

Reduction letter dated March 1, 2012 (ING International Capital Appreciation Fund) with respect to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 160 to the Registrant’s Form N-1A Registration Statement on August 7, 2012 and incorporated herein by reference.

(v)

Reduction letter dated March 1, 2012 (ING International Value Choice Fund) with respect to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(vi)

Form of Waiver Letter dated December 3, 2012 regarding the investment management fee for ING Global Bond Fund — Filed as an Exhibit to Post-Effective Amendment No. 167 to the Registrant’s Form N-1A Registration Statement on November 30, 2012 and incorporated herein by reference.

(B)

Investment Management Agreement between the ING Mutual Funds and ING Investments, LLC (ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Opportunities Fund, and ING Russia Fund) dated September 23, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

First Amendment, effective September 2, 2004, to the Investment Management Agreement, dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 105 to the Registrant’s Form N-1A Registration Statement on December 17, 2004 and incorporated herein by reference.

(ii)

Second Amendment dated December 15, 2006 to the Investment Management Agreement dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(iii)

Amended Schedule A dated June 30, 2010 to the Investment Management Agreement (ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Opportunities Fund, and ING Russia Fund) dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on December 6, 2010 and incorporated herein by reference.

(C)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (formerly ING Investment Management Co.) dated August 1, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

First Amendment, effective September 1, 2003, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 1, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 105 to the Registrant’s Form N-1A Registration Statement on December 17, 2004 and incorporated herein by reference.

(ii)

Aeltus Termination letter, effective January 31, 2005 (ING Worldwide Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

(iii)

Second Amendment, effective December 15, 2006, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 1, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(iv)

Third Amendment, effective September 15, 2007, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 1, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on June 4, 2008 and incorporated herein by reference.

(v)

Fourth Amendment, effective August 1, 2008, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 1, 2003 — Filed as an Exhibit to Post Effective Amendment No. 138 to the Registrant’s Form N-1A Registration Statement on December 23, 2009 and incorporated herein by reference.

(vi)

ING Investment Management Co. LLC Termination Letter, effective July 24, 2009 (merger of ING International Growth Opportunities Fund into ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(vii)

Amended Schedule A, effective September 28, 2012, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 1, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement on October 31, 2012 and incorporated herein by reference.

(D)

Interim Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (formerly ING Investment Management Co.) dated November 30, 2012 (ING International Value Choice Fund) — Filed as an exhibit to the Registrant’s Form N-14 Registration Statement on December 18, 2012.

(E)

Interim Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (formerly ING Investment Management Co.) dated November 30, 2012 (ING International Value Equity Fund) — Filed as an exhibit to the Registrant’s Form N-14 Registration Statement on December 18, 2012.

(F)

Amended and Restated Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. dated August 21, 2008 and amended and restated June 30, 2010 — Filed as an Exhibit to Post-Effective Amendment No. 146 to the Registrant’s Registration Statement on Form N-1A filed on February 22, 2011 and incorporated herein by reference.

(i)

Termination letter, effective October 29, 2009 (ING International Equity Dividend Fund) — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(ii)

Termination letter, effective June 30, 2010 (ING Index Plus International Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(iii)

First Amendment, effective November 18, 2010, to the Amended and Restated Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. dated August 21, 2008 and amended and restated June 30, 2010 — Filed as an Exhibit to Post- Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(iv)

Termination letter, effective February 24, 2012 (ING Emerging Countries Fund) — Filed as an Exhibit to Post-Effective Amendment No. 160 to the Registrant’s Form N-1A Registration Statement on August 7, 2012 and incorporated herein by reference.

(G)

Sub-Advisory Agreement between ING Investments, LLC and CBRE Clarion Securities, LLC dated July 1, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(H)

Sub-Advisory Agreement between ING Investments, LLC and Artio Global Management LLC dated September 29, 2009 - Filed as an Exhibit to Post Effective Amendment No. 138 to the Registrant’s Form N-1A Registration Statement on December 23, 2009 and incorporated herein by reference.

(I)

Sub-Advisory Agreement between ING Investments, LLC and Acadian Asset Management LLC dated March 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 107 to the Registrant’s Form N-1A Registration Statement on February 25, 2005 and incorporated herein by reference.

(i)

First Amendment, effective December 15, 2006, to the Sub-Advisory Agreement between ING Investments, LLC, and Acadian Asset Management, Inc. dated March 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(ii)

Amended Schedule A, effective November 2012, to the Sub-Advisory Agreement between ING Investments, LLC and Acadian Asset Management LLC dated March 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(iii)

Side Letter Agreement dated March 1, 2012 to the Sub-Advisory Agreement between ING Investments, LLC and Acadian Asset Management LLC dated March 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(J)

Sub-Advisory Agreement between ING Investments, LLC and Hansberger Global Investors, Inc. dated March 1, 2007 - Filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant’s Form N-1A Registration Statement on May 14, 2007 and incorporated herein by reference.

(i)

Schedule A dated August 8, 2009 to the Sub-Advisory Agreement between ING Investments, LLC and Hansberger Global Investors, Inc. dated March 1, 2007 — Filed as an exhibit to Post-Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement and incorporated herein by reference.

(ii)

Side Letter Agreement dated March 1, 2012 to the Sub-Advisory Agreement between ING Investments, LLC and Hansberger Global Investors, Inc. dated March 1, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(K)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)

Schedule A dated December 7, 2005 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited dated December 7, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement December 6, 2005 and incorporated herein by reference.

(ii)

First Amendment, effective December 15, 2006, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited dated December 7, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(iii)

Termination letter, effective November 14, 2012 (ING Greater China Fund) — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(L)

Sub-Advisory Agreement between ING Investments, LLC and Tradewinds Global Investors, LLC (ING International Value Choice Fund) dated November 16, 2007 — Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement February 27, 2008 and incorporated herein by reference.

(i)

Schedule A, effective November 1, 2010, to the Sub-Advisory Agreement between ING Investments, LLC and Tradewinds Global Investors, LLC (ING International Value Choice Fund) dated November 16, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on December 6, 2010 and incorporated herein by reference.

(ii)

Termination letter, effective November 13, 2012 (ING International Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(M)

Sub-Advisory Agreement between ING Investments, LLC and Tradewinds Global Investors, LLC (ING Global Value Choice Fund) dated November 16, 2007 — Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement on February 27, 2008 and incorporated herein by reference.

(i)

Schedule A, effective November 16, 2007, to the Sub-Advisory Agreement between ING Investments, LLC and Tradewinds Global Investors, LLC (ING Global Value Choice Fund) dated November 16, 2007 — Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement on February 27, 2008 and incorporated herein by reference.

(ii)

Termination letter, effective November 13, 2012 (ING Global Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(N)

Sub-Advisory Agreement between ING Investments, LLC and Batterymarch Financial Management, Inc. dated November 1, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 119 to the Registrant’s Form N-1A Registration Statement on December 7, 2006 and incorporated herein by reference.

(i)

Amended Schedule A, effective July 1, 2009, to the Sub-Advisory Agreement between ING Investments, LLC and Batterymarch Financial Management, Inc. dated November 1, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

(ii)

Termination letter, effective February 26, 2010 (ING International Small Cap Fund) — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(O)

Sub-Advisory Agreement between ING Investments, LLC and Schroder Investment Management North America Inc. dated December 17, 2007 — Filed as an Exhibit to Post Effective Amendment No. 134 to the Registrant’s Form N-1A Registration Statement February 26, 2009 and incorporated herein by reference.

(i)

Schedule A, effective November 2012, to the Sub-Advisory Agreement between ING Investments, LLC and Schroder Investment Management North America Inc. dated December 17, 2007 — as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(ii)

Side Letter Agreement dated March 1, 2012 to the Sub-Advisory Agreement between ING Investments, LLC and Schroder Investment Management North America Inc. dated December 17, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(P)

Sub-Sub-Advisory Agreement by and among ING Investment’s, LLC, Schroder Investment Management North America, Inc., and Schroder Investment Management North America Limited (ING International Small Cap Fund) dated December 17, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

(Q)

Sub-Advisory Agreement between ING Investments, LLC and Baillie Gifford Overseas Limited dated December 15, 2010 — Filed as an Exhibit to Post-Effective Amendment No. 144 to the Registrant’s Form N-1A Registration Statement on January 24, 2011 and incorporated herein by reference.

(R)

Sub-Advisory Agreement between ING Investments, LLC and T. Rowe Price Associates, Inc. dated December 15, 2010 — Filed as an Exhibit to Post-Effective Amendment No. 144 to the Registrant’s Form N-1A Registration Statement on January 24, 2011 and incorporated herein by reference.

(S)

Sub-Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd (ING International Growth Fund) dated December 31, 2010 — Filed as an Exhibit to Post-Effective Amendment No. 146 to the Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

(T)

Sub-Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. (ING International Growth Fund) dated August 2011 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(U)

Sub-Advisory Agreement between ING Investments, LLC and Thornburg Investment Management, Inc. dated February 1, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 146 to the Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

(V)

Sub-Advisory Agreement between ING Investments, LLC and Wellington Management Company, LLP dated February 1, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 146 to the Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

(W)

Sub-Advisory Agreement between ING Investments, LLC and Delaware Management Company dated September 30, 2011 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(X)

Sub-Advisory Agreement between ING Investments, LLC and J.P. Morgan Investment Management Inc. dated September 30, 2011 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(Y)

Amended and Restated Expense Limitation Agreement between ING Investments and ING Mutual Funds (ING Global Equity Dividend Fund), effective May 29, 2003 as amended and restated February 1, 2005  — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)

Amended Schedule A, effective December 17, 2007, to the Restated Expense Limitation Agreement between ING Investments and ING Mutual Funds (ING Global Equity Dividend Fund), effective May 29, 2003, as amended and restated February 1, 2005 — Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement on February 27, 2008 and incorporated herein by reference.

	(ii)	First Amendment, effective January 30, 2009, to the Amended and Restated Expense Limitation

Agreement between ING Investments, LLC and ING Mutual Funds (ING Global Equity Dividend Fund), effective May 29, 2003, as amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 14, 2009 and incorporated herein by reference.

(Z)

Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Mutual Funds, effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)

First Amendment, effective January 30, 2009, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Mutual Funds, effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 14, 2009 and incorporated herein by reference.

(ii)

Amended Schedule A dated December 3, 2012 to the Amended and Restated Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC, effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 167 to the Registrant’s Form N-1A Registration Statement filed on November 30, 2012 and incorporated herein by reference.

(iii)

Side Letter Agreement dated March 1, 2009 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Diversified International Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 14, 2009 and incorporated herein by reference.

(iv)

Side Letter Agreement dated June 30, 2010 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Global Opportunities Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on December 6, 2010 and incorporated herein by reference.

(v)

Side Letter Agreement dated March 1, 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (Class I shares for ING Global Opportunities Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(vi)

Side Letter Agreement dated March 1, 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING International Value Choice Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(vii)

Side Letter Agreement dated January 1, 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Global Natural Resources Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(viii)

Side Letter Agreement dated March 1, 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Global Real Estate Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1,

2005 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(ix)

Side Letter Agreement dated March 1, 2013 between ING Mutual Funds and ING Investments, LLC (Class A, Class B, Class C, Class I, Class R, and Class W shares for ING Emerging Markets Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(x)

Side Letter Agreement dated February 29, 2012 between ING Mutual Funds and ING Investments, LLC (Class B shares for ING Emerging Markets Equity Fund) dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(xi)

Side Letter Agreement dated January 1, 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Russia Fund) dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(xii)

Side Letter Agreement dated January 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING International Small Cap Fund) dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(AA)

Side Letter Agreement dated March 1, 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Greater China Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(BB)

Amended and Restated Expense Limitation Agreement between ING Investments, LLC, ING Mutual Funds and ING Clarion Real Estate Securities, L.P. effective September 23, 2002 as restated on August 1, 2003 and further amended and restated on February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A on December 6, 2005 and incorporated herein by reference.

(i)

Amended Schedule A effective December 17, 2007 to the Restated Expense Limitation Agreement effective September 23, 2002 as restated on August 1, 2003 and further amended and restated on February 1, 2005 —Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A on February 27, 2008 and incorporated herein by reference.

(ii)

First Amendment effective as of January 30, 2009 to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC, ING Mutual Funds and ING Clarion Real Estate Securities L.P. dated September 23, 2002— Filed as an Exhibit to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement on Form N-1A on July 14, 2009 and incorporated herein by reference.

(CC)

Expense Limitation Agreement between ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC), ING Investments, LLC, and ING Mutual Funds (ING Global Value Choice Fund) dated January 2, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 134 to the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

(i)

Amended Schedule A, effective November 20, 2009, to the Expense Limitation Agreement between ING Investments Distributor, LLC, ING Investments, LLC, and ING Mutual Funds dated January 2, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(ii)

First Amendment, effective January 30, 2009, to the Expense Limitation Agreement between ING Investments, LLC, ING Investments Distributor, LLC and ING Mutual Funds dated January 2, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 14, 2009 and incorporated herein by reference.

(7)	(A)

Underwriting Agreement between ING Mutual Funds and ING Investments Distributor, LLC dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Schedule A dated October 15, 2012 to the Underwriting Agreement between ING Mutual Funds and ING Investments Distributor, LLC dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(8)		Not Applicable.

(9)	(A)

Custody Agreement with The Bank of New York Mellon dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated October 15, 2012 to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(B)

Foreign Custody Manager Agreement with the Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 99 to the Registrant’s Form N-1A Registration Statement on August 29, 2003 and incorporated herein by reference.

(i)

Amended Exhibit A dated October 15, 2012 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(ii)

Amended Schedule 2 dated June 4, 2008 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(C)

Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated October 15, 2012 to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(10)	(A)

Amended and Restated Service and Distribution Plan (Class A shares) dated November 16, 1999 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended and Restated Schedule A dated October 15, 2012 to the Amended and Restated Service and Distribution Plan (Class A shares) dated November 16, 1999 — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(ii)

Waiver of Fee Payable under Amended and Restated Service and Distribution Plan (Class A shares for ING Emerging Countries Fund) dated March 1, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(B)

Amended and Restated Service and Distribution Plan (Class B shares) dated August 7, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended and Restated Schedule A, effective November 27, 2012, to the Amended and Restated Service and Distribution Plan (Class B shares) dated August 7, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(C)

Amended and Restated Service and Distribution Plan (Class C shares) dated May 1999 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended and Restated Schedule A, effective October 15, 2012, to the Amended and Restated Service and Distribution Plan (Class C shares) dated May 1999 — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(D)

Service and Distribution Plan (Class A shares for ING Global Natural Resources Fund and ING Russia Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Schedule A dated November 2009 to the Service and Distribution Plan (Class A shares for ING Global Natural Resources Fund and ING Russia Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(E)

Shareholder Servicing Plan (Class A, Class B, and Class C shares for ING Global Real Estate Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(F)

Service and Distribution Plan (Class B shares for ING Global Natural Resources Fund and ING Russia Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Schedule A dated November 2009 to the Service and Distribution Plan (Class B shares for ING Global Natural Resources Fund and ING Russia Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration

Statement on February 25, 2010 and incorporated herein by reference.

(G)

Distribution Plan (Class B shares for ING Global Real Estate Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Schedule A dated August 2004 to the Distribution Plan (Class B shares for ING Global Real Estate Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(H)

Service and Distribution Plan (Class C shares for ING Global Natural Resources Fund and ING Russia Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Schedule A dated November 2009 to the Service and Distribution Plan (Class C shares for ING Global Natural Resources Fund and ING Russia Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(I)

Distribution Plan (Class C shares for ING Global Real Estate Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Schedule A dated August 2004 to Distribution Plan (Class C shares for ING Global Real Estate Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on February 22, 2007 and incorporated herein by reference.

(J)

Shareholder Services Plan (Class O shares) dated July 21, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)

Amended Schedule A, effective November 2012, to the Shareholder Services Plan (Class O shares) dated July 21, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(K)

Shareholder Services Agreement (Class O shares) between ING Investments Distributor, LLC and ShareBuilder Securities Corporation dated June 4, 2008 — Filed as an Exhibit to Post Effective Amendment No. 134 to the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

(L)

Shareholder Service and Distribution Plan (Class R shares) dated August 14, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(i)

Amended Schedule A, effective November 27, 2012, to the Shareholder Service and Distribution Plan (Class R shares) dated August 14, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(M)

Eighth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, effective November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 167 to the Registrant’s Form N-1A Registration Statement filed on November 30, 2012 and incorporated herein by reference.

(i)

Amended Schedule A, effective September 6, 2012, to Seventh Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 effective September 6, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(ii)

Amended Schedule B, effective September 6, 2012, to Seventh Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 effective September 6, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(11)		Opinion and Consent of Counsel — Filed as an exhibit to the Registrant’s Form N-14 Registration Statement on December 18, 2012.

(12)		Opinion and Consent of Counsel Supporting Tax Matters and Consequences — To be filed by subsequent post-effective amendment.

(13)	(A)

Amended and Restated Administration Agreement between ING Mutual Funds and ING Funds Services, LLC dated September 23, 2002 and amended and restated November 30, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(i)

Amended Schedule A dated October 15, 2012 to the Amended and Restated Administration Agreement between ING Mutual Funds and ING Funds Services, LLC dated September 23, 2002 and amended and restated November 30, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(ii)

Form of Waiver Letter dated December 3, 2012 regarding the administrative fee for ING Global Bond Fund —  Filed as an Exhibit to Post-Effective Amendment No. 167 to the Registrant’s Form N-1A Registration Statement on November 30, 2012 and incorporated herein by reference.

(B)

Fund Accounting Agreement with The Bank of New York Melon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated October 15, 2012 to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(C)

Agency Agreement dated November 30, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended and Restated Exhibit A dated September 15, 2008 to the Agency Agreement dated November 30, 2000 — Filed as an Exhibit to Post Effective Amendment No. 134 to the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

(D)

Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and ING Mutual Funds dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(i)

Amended Exhibit A, effective October 15, 2012, to the Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and ING Mutual Funds dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(ii)

Amendment, effective February 8, 2011, to the Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and ING Mutual Funds dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(14)	Consent of independent registered public accounting firm — Filed as an exhibit to the Registrant’s Form N-14 Registration Statement on December 18, 2012.

(15)	Not applicable.

(16)	Powers of Attorney —Filed as an exhibit to the Registrant’s Form N-14 Registration Statement on December 18, 2012.

(17)	Not applicable.

ITEM 17. UNDERTAKINGS

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 22nd day of January, 2013.

ING MUTUAL FUNDS

By:	/s/ Huey P. Falgout
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Shaun Mathews*	President, Chief Executive Officer and Interested Trustee	January 22, 2013

Todd Modic*	Senior Vice President and Chief/Principal Financial Officer	January 22, 2013

Patricia W. Chadwick*	Trustee	January 22, 2013

J. Michael Earley*	Trustee	January 22, 2013

Patrick Kenny*	Trustee	January 22, 2013

Sheryl K. Pressler*	Trustee	January 22, 2013

Colleen D. Baldwin*	Trustee	January 22, 2013

Peter S. Drotch*	Trustee	January 22, 2013

Roger B. Vincent*	Trustee and Chairman	January 22, 2013

John V. Boyer*	Trustee	January 22, 2013

Robert W. Crispin*	Interested Trustee	January 22, 2013

*By:	/s/ Huey P. Falgout
Huey P. Falgout, Jr.
as Attorney-in-Fact**

** Powers of Attorney for Shaun Mathews, Todd Modic, and each Trustee previously filed.